UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07538

LORD ABBETT SECURITIES TRUST
(Exact name of registrant as specified in charter)

90 Hudson Street, Jersey City, NJ			07302
(Address of principal executive offices)			(Zip code)

Christina T. Simmons, Vice President & Assistant Secretary 90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 201-6984

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

Item 1:               Report to Shareholders.

LORD ABBETT

2006

Annual

Report

Lord Abbett
All Value Fund
Alpha Strategy Fund
International Core Equity
  Fund
International Opportunities
  Fund
Large Cap Value Fund
Value Opportunities Fund

For the fiscal period ended October 31, 2006

Lord Abbett Securities Trust
Annual Report

For the fiscal year ended October 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of Lord Abbett Securities Trust's performance for the fiscal year ended October 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Fund, please visit our Website at www.LordAbbett.com, where you also can access the quarterly commentaries by the Fund's portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the fiscal year ended October 31, 2006?

A: The stock market gained approximately 14% (including dividends), as measured by the broad S&P Composite 1500® Index,1 in the 12 months ended October 31, 2006. After a strong close to calendar year 2005, equities continued to enjoy positive momentum into the spring of 2006, before tumbling in May. The spring sell-off persisted into July, but from mid-July through October, equities rallied to multiyear highs. Pacing the market higher between November 2005 and early May 2006 were companies with relatively small capitalizations. During May's market correction, small caps, as measured by the S&P SmallCap 600® Index,2 fell nearly twice (in percentage terms) as much as large caps, as measured by the S&P 100® Index.3 In late July, positive momentum returned to both capitalization ranges. For the year, the small and large cap indexes finished essentially even, up about 15% (on a total return basis). Mid-capitalized companies trailed, on average, but still managed to register a total return of 12% over the period.

Sector leadership rotated much as the preference for capitalization did. Between November 2005 and August 2006, crude oil rose nearly 40% (from about $56 per barrel to roughly $77), driving up the prices of energy stocks. With inventories of petroleum plentiful and geopolitical tensions easing, the price of crude oil began to slide in August. The $0.80 per gallon decline in the cost of gasoline fueled a late-year rally in consumer discretionary stocks. In addition, the lagging technology sector rallied in the final three months of the fiscal year. Defensive sectors, such as consumer staples and health care, lagged behind the broader market in the final months of the fiscal year.

On the international side, foreign equity markets posted strong returns for the 12-month period ended October 31, 2006. The MSCI EAFE® with Net Dividends Index4 (primarily a large company index) rose 27.5%, in U.S. dollar terms, and the S&P/Citigroup Extended Market World ex-U.S. Index5 (primarily a small company index) rose 32.0%, in U.S. dollar terms, outperforming the U.S. equity markets, as measured by the S&P 500® Index,6 which rose 16.3%, in U.S. dollar terms. Developed markets, led by Europe, which made up nearly 70% of the MSCI EAFE Index (as of October 31, 2006), had a strong 12 months, with double-digit returns posted by most developed market indexes. Emerging markets also performed well: the MSCI Emerging Market with Net Dividends Index7 returned 35.0%, in U.S. dollar terms, over the period.

Despite political instability in some regions, higher oil prices, inflation concerns, and central bank interest rate increases, global equities performed well through the end of 2005 and into 2006. Continental Europe continued to benefit from solid balance sheets, domestic investments, and merger and acquisition activity. The United Kingdom was supported by the revival of the housing market, as well as its central position within the evolving European financial industry. Although Japan saw the end of deflation, new regulation in the consumer-finance industry and shrinking liquidity created a difficult environment for Japanese equities. Emerging markets experienced a sell-off during the spring when global growth concerns heightened, but have returned to favor recently as concerns dissipated and emerging markets benefited from high commodity prices and an increased risk appetite.

Performance data quoted on the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.LordAbbett.com.

Lord Abbett All Value Fund

Q: How did the All Value Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 16.5%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell 3000® Value Index,8 which returned 21.6% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 9.79%, 5 years: 9.37%, and 10 years: 11.01%.

Q: What were the most significant factors affecting performance?

A: The greatest detractor from the Fund's performance relative to its benchmark for the 12-month period was the healthcare sector, followed by the financial services sector and the technology sector.

Among the most significant individual detractors were consumer discretionary holdings Pacific Sunwear of California, Inc., a nationwide mall-based specialty retail chain of stores (and the Fund's number-one individual detractor), and The Black & Decker Corp., a manufacturer of power tools and accessories, electric cleaning and lighting products, lawn and garden tools, plumbing products, and household products. (The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.)

Other individual detractors included materials and processing sector holding Quanex Corp., a maker of specialized metal products made from carbon and alloy steel and aluminum; other sector holding 3M Co., a large, diversified company that conducts operations in electronics, telecommunications, industrial, consumer, office, healthcare, safety, and other markets; and other energy holding Halliburton Co., a provider of energy services and engineering and construction services. (The other energy sector is a category that includes oil service companies, as well as smaller exploration and production companies, and independent refiners.)

The materials and processing sector was the greatest contributor to the Fund's performance relative to its benchmark. In addition, the integrated oils sector and the other energy sector both contributed.

The Fund's number-one individual contributor and its largest holding at period end was integrated oils holding ExxonMobil Corp., an operator of petroleum and petrochemicals businesses. Agricultural commodities and products company Archer-Daniels Midland also was a strong contributor.

Three other holdings were ranked within the top five contributors: utility sector holding Comcast Corp., an operator of hybrid fiber-coaxial broadband cable communications networks; consumer discretionary holding Federated Department Stores, Inc., owner of Macy's and Bloomingdale's department stores; and other sector holding Trinity Industries, Inc., a manufacturer of transportation, construction, and industrial products. (Trinity Industries, Inc. is part of the other sector owing to its size and diversification.)

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Alpha Strategy Fund

Q: How did the Alpha Strategy Fund perform over the fiscal year ended October 31, 2006?

A: The Alpha Strategy Fund is a strategic asset allocation fund using a fund of funds approach. Assets are currently divided among Lord Abbett Developing Growth Fund, Inc., Lord Abbett Research Fund, Inc. – Small Cap Value Fund and Lord Abbett Securities Trust – International Opportunities Fund. As a result, the Alpha Strategy Fund's performance is directly related to the performance of its underlying funds.

The Alpha Strategy Fund returned 23.9%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup Small Cap World Index,5 which returned 23.6% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 16.77%, 5 years: 12.79%, and since inception (March 18, 1998): 5.74%.

Lord Abbett Developing Growth Fund Component

(Approximately 26.8% of Alpha Strategy Fund portfolio)

Q: How did the Developing Growth Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 15.3%, reflecting performance at the net asset value (NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the Russell 2000® Growth Index,9 which returned 17.1% over the same period. The Fund's average annual total returns, which reflect performance of Class Y share investments and include the reinvestment of all distributions, are: 1 year: 15.26%, 5 years: 8.28%, and since inception (December 30, 1997): 4.85%.

Q: What were the most significant factors affecting performance?

A: The materials and processing sector was the most significant detractor from the Fund's performance relative to its benchmark for the one-year period. The producer durables sector and the healthcare sector also detracted.

Among individual holdings detracting from performance were materials and processing company Century Aluminum Co., an aluminum producer, and healthcare company Nektar Therapeutics, a developer of pharmaceutical products based on its proprietary drug delivery technologies.

Other individual stocks among the top detractors were consumer discretionary holdings Netflix, an online movie rental service, and the Fund's largest individual detractor. (The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.) Also detracting from performance were technology holdings Monolithic Power Systems, an analog and mixed-signal semiconductor company, and LivePerson, Inc., a provider of software applications for retailers.

The greatest contributor to the Fund's relative performance was the financial services sector. Other sectors that were significant contributors were the consumer discretionary sector and the consumer staples sector.

Among individual holdings contributing to the Fund's performance were financial services holdings Intercontinental Exchange Inc. (the Fund's number-one contributor and its second largest holding at period end), which owns and operates an electronic commodities trading platform, and International Securities Exchange Holdings, Inc., which operates a fully electronic securities exchange for equity options.

Other stocks contributing to the Fund's performance were technology holding WebEx Communications Inc., a provider of real time, interactive multimedia communications services for Websites; healthcare holding Hologic, Inc., a maker of mammography and breast biopsy systems; and consumer discretionary holding Zumiez, Inc., a specialty retailer of action sports related apparel, footwear, equipment, and accessories for teenagers.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Small Cap Value Fund Component

(Approximately 26.5% of Alpha Strategy Fund portfolio)

Q: How did the Small Cap Value Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 24.4%, reflecting performance at the net asset value (NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the Russell 2000® Value Index,10 which returned 22.9% over the same period. The Fund's average annual total returns, which reflect performance of Class Y share investments and include the reinvestment of all distributions, are: 1 year: 24.41%, 5 years: 19.10%, and since inception (December 30, 1997): 14.02%.

Q: What were the most significant factors affecting performance?

A: The greatest contributor to the Fund's performance relative to its benchmark for the 12-month period was the other energy sector. (This sector includes oil service companies, as well as smaller exploration and production companies, and independent refiners.) The Fund also benefited from its overall overweight position in the other sector, which includes larger, diversified corporations.

Five other individual holdings were top contributors: technology holding Anixter International Inc. (the Fund's number-one contributor and its largest holding), a distributor of communications and specialty wire and cable products; other sector holding Trinity Industries, Inc., a manufacturer of transportation, construction, and industrial products; and materials and processing holdings Steel Dynamics, Inc., an operator of a flat-rolled steel mini-mill, as well as a cold mill; Carpenter Technology Corp., a maker of stainless steels, titanium, and specialty metal alloys; and Rogers Corp., a manufacturer of specialty materials and components for applications in the communications, computer, imaging, consumer, and transportation markets.

The biggest detractor from the Fund 's relative performance was the consumer discretionary sector. (The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.) The integrated oils sector also was a significant detractor from the Fund's performance relative to its benchmark, as the Fund was hurt by its overall underweight position in this sector.

Among individual holdings detracting from performance were consumer discretionary company Pacific Sunwear of California, Inc. (the Fund's number-one individual detractor), which operates a nationwide mall-based specialty retail chain of stores; Eddie Bauer Holdings, Inc., a retailer of casual clothing, accessories, and home furnishings through retail stores and catalogs; and DynCorp International Inc., a provider of a range of mission-critical outsourced technical services to civilian and military government agencies and commercial customers.

Other individual holdings detracting from performance were materials and processing holdings Simpson Manufacturing Co., Inc., a maker of wood-to-wood, wood-to-concrete, and wood-to-masonry connectors and shearwalls, and Quanex Corp., a manufacturer of specialized metal products made from carbon, alloy steel, and aluminum.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett International Opportunities Fund Component

(Approximately 45.3% of Alpha Strategy Fund portfolio)

Q: How did the International Opportunities Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 31.7%, reflecting performance at the net asset value (NAV) of Class Y shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup Extended Market World ex-U.S. Index, which returned 32.0% over the same period. The Fund's average annual total returns, which reflect performance of Class Y shares and include the reinvestment of all distributions, are: 1 year: 31.70%, 5 years: 16.03%, and since inception (December 30, 1997): 5.42%.

See discussion about Lord Abbett International Opportunities Fund on page 8.

Lord Abbett International Core Equity Fund

Q: How did the International Core Equity Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 26.9%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the MSCI EAFE® with Net Dividends Index, which returned 27.5% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 19.60% and since inception (December 31, 2003): 14.22%.

Q: What were the most significant factors affecting performance?

A: The materials sector was the greatest detractor from the Fund's performance relative to its benchmark. The Fund's underweight position in the materials sector also was a negative factor. Other sectors that detracted from the Fund's relative performance were the utilities sector (owing to the Fund's underweight position) and the industrials sector.

Five holdings that ranked among the Fund's largest absolute detractors included materials holding Wacker Chemie AG, a manufacturer of various chemical products worldwide; telecommunications services holdings MTN Group Ltd. (the Fund's number-one individual detractor), an investment holding company that operates a GSM cellular telephone network in South Africa and provides related services, and Mobile Telesystems, a provider of mobile telephone services in Russia and the former Soviet Union; and two financials holdings: Aiful Corp., a Japanese consumer financing firm, and Takefuki Corp., a Japanese consumer loan company.

The strongest contributor to the Fund's performance relative to its benchmark for the one-year period was the energy sector, followed by the information technology sector and the consumer staples sector.

Two of the Fund's top individual contributors were financials holdings: BNP Paribas (the Fund's number-one contributor and its largest holding at period end), which attracts deposits and offers advisory and capital markets, specialized financing, and corporate banking services, and ING Groep, a global financial services company of Dutch origin that provides a wide array of banking, insurance, and asset management services.

Among other holdings contributing to performance were telecommunications services holding Millicom International Cellular S.A., which supplies cellular telephone systems worldwide; healthcare holding Fresenius Medical Care AG & Co., which offers kidney dialysis services and manufactures and distributes equipment and products used in the treatment of dialysis patients; and industrials holding BAE Systems plc, a developer of advanced defense and aerospace systems.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett International Opportunities Fund

Q: How did the International Opportunities Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 31.3%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the S&P/Citigroup Extended Market World ex-U.S. Index, which returned 32.0% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 23.78%, 5 years: 14.36%, and since inception (December 13, 1996): 5.81%.

Q: What were the most significant factors affecting performance?

A: The materials sector was the greatest detractor from the Fund's performance relative to its benchmark. Stock selection in this sector, as well as an overweight position, took away from performance. The other asset sector also significantly detracted from the Fund's relative performance, as did the financial services sector.

Among individual holdings that detracted from performance were financials sector holdings Vivacon AG, a German real estate firm that buys and sells apartment buildings; London-based Kensington Group plc, an investment holding company; and The Thai Military Bank Public Company Ltd.

Also disappointing were healthcare holding Miraca Holdings, Inc., a Japanese manufacturer, as well as importer and exporter of clinical reagents, medical drugs, and medical equipment, and Sinolink Worldwide Holdings Ltd., a China-based conglomerate with holdings in power generation, city gas distribution and real estate development (and the Fund's number-one individual detractor).

The information technology sector was the greatest contributor to the Fund's performance relative to its benchmark for the one-year period. Other areas that contributed were the industrials sector and the utilities sector.

Among the individual holdings in the information technology sector contributing to performance were CSR Plc (the Fund's number-one individual contributor), a maker of single-chip radio devices focused on solutions for the 2.4 GHz Bluetooth personal area networking standard headquartered in the United Kingdom, and AAC Acoustic Technology Holdings Inc., a Hong Kong-based manufacturer of miniature acoustic components, which are used in mobile handsets, MP3 players, and other consumer handheld devices.

In the utilities sector, AWG plc, which offers utility infrastructure maintenance services in Europe, South America, and Asia, was a solid contributor.

Two financials holdings that also aided Fund performance were Piraeus Bank, a large, aggressively expanding Greek bank with about 270 branches, including one in London, and subsidiaries in New York and the Balkans, and Unibanco–Uniao de Bancos Brasileiros S.A., a Brazilian-based bank that attracts deposits and offers retail, commercial, and investment banking services.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Large Cap Value Fund

Q: How did the Large Cap Value Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 18.4%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 1000® Value Index,11 which returned 21.5% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 11.55% and since inception (June 30, 2003): 11.47%.

Q: What were the most significant factors affecting performance?

A: The healthcare sector was the greatest detractor from the Fund's performance relative to its benchmark for the one-year period. Other sectors that detracted from the Fund's performance relative to its benchmark were the financial services sector and the consumer discretionary sector. (The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.)

Among the individual holdings within the healthcare sector that detracted from Fund performance were Boston Scientific Corp. (the Fund's number-one individual detractor), a maker of minimally invasive medical devices used to diagnose and treat a wide range of medical problems; Medtronic, Inc., a provider of device-based therapies that restore health, extend life, and alleviate pain; Teva Pharmaceuticals, a developer of generic and branded human pharmaceuticals and active pharmaceutical ingredients; and MedImmune, Inc., a supplier of products that address medical needs in areas such as infectious diseases, transplantation medicine, autoimmune diseases, and cancer.

In addition, technology holding Microsoft Corp., which develops, manufactures, licenses, sells, and supports software products, also was a detractor.

The other energy sector was the strongest contributor to the Fund's performance relative to its benchmark. (This sector includes oil service companies, as well as smaller exploration and production companies, and independent refiners.) Other contributing sectors were utilities and producer durables.

Among the individual holdings that contributed to the Fund's performance were integrated oils holding ExxonMobil Corp. (the Fund's number-one contributor and its largest holding), which operates petroleum and petrochemicals businesses on a worldwide basis, and other energy sector holding Schlumberger Ltd., an oil services company. Other contributing holdings included utilities sector holdings AT&T, a communications services company; Comcast Corp., a cable communications provider; and BellSouth Corp., a supplier of telecommunications services, systems, and products.

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Value Opportunities Fund

(The Lord Abbett Value Opportunities Fund began operations on December 20, 2005.)

Q: How did the Value Opportunities Fund perform over the 10-month period ended October 31, 2006?

A: The Fund returned 25.2%, reflecting the performance at the net asset value (NAV) of Class A shares with all distributions reinvested for the 10-month period ended October 31, 2006, compared with its benchmark, the Russell 2500® Value Index,12 which returned 15.3% for the same period. The Fund's average annual total return, which reflects performance at the maximum 5.75% sales charge applicable to Class A share investments and includes the reinvestment of all distributions, since December 30, 2005 is 17.93%.

Q: What were the most significant factors affecting performance?

A: The greatest contributor to the Fund's performance relative to its benchmark for the 10-month period was the technology sector. Also contributing were the materials and processing sector and the producer durables sector.

Among the individual holdings that contributed to the Fund's performance were technology holdings Anixter International Inc. (the Fund's number-one contributor and its largest holding), a distributor of communications and specialty wire and cable products, and CommScope, Inc., a manufacturer of coaxial cables and other high-performance electronic and fiberoptic cable products primarily for communication applications. Other individual holdings that contributed to performance were materials and processing holding Steel Dynamics, Inc., an operator of a flat-rolled steel mini-mill, as well as a cold mill; producer durables holding Ladish Co., Inc., a maker of forged and cast-metal components for a variety of load-bearing and fatigue-resisting applications in the jet engine, aerospace, and industrial markets; and Trinity Industries, Inc., a manufacturer of transportation, construction, and industrial products. (Trinity is classified in the other sector, which includes larger, diversified corporations.)

The healthcare sector was the greatest detractor from the Fund's performance relative to its benchmark. Also detracting were the utilities sector and the integrated oils sector.

Among the individual holdings in the healthcare sector that detracted from performance were Pharmanet Development Group, Inc., a contract research organization that conducts clinical research and provides drug development services, and Omnicare, Inc., a provider of professional pharmacy, related consulting, and data management services.

Other individual holdings that detracted from performance were technology company Benchmark Electronic, Inc., a supplier of contract electronics manufacturing and design services; producer durables holding TAL International Group, Inc., an intermodal container leasing dealer; and consumer discretionary holding DynCorp International Inc., which provides a range of mission-critical outsourced technical services to civilian and military government agencies and commercial customers. (The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.)

The Fund's portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased with a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase (24 months if shares were purchased prior to November 1, 2004). Please see section "Your Investment – Purchases" in each Fund's prospectus for more information on redemptions that may be subject to a CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus for any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index combines the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indexes, and is an efficient way to create a broad market portfolio representing 90% of U.S. equities.

2  The S&P SmallCap 600® Index is a widely accepted benchmark due to its low turnover and greater liquidity.

3  The S&P 100® Index is a market capitalization-weighted index made up of 100 major, blue-chip stocks across diverse industry groups.

4  The MSCI EAFE® with Net Dividends Index is an unmanaged index that reflects the stock markets of 22 countries, including Europe, Australasia, and the Far East, with values expressed in U.S. dollars. The MSCI EAFE with Net Dividends Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates.

5  S&P/Citigroup Global Equity Index SystemSM and the names of each of the indexes and subindexes that it comprises (GEIS and such indexes and subindexes, each an "Index" and collectively, the "Indexes") are service marks of Citigroup. The S&P/Citigroup Small Cap World Index is a subset of the Global Citigroup Broad Market Index (BMI). The S&P/Citigroup Extended Market World ex-U.S. Index is a subset of the Global Citigroup Extended Market Index (EMI).

6  The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

7  The MSCI Emerging Markets with Net Dividends Index reflects approximately 60% of the market capitalization, by industry, in each of the 26 emerging market countries.

8  The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

9  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

10  The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

11  The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

12  The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

The views of the Funds' management and the portfolio holdings described in this report are as of October 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund's prospectus.

Performance: Because of ongoing market volatility, fund performance may be subject to substantial fluctuation. Except where noted, comparative fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Funds offer additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

All Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class C shares with the same investment in the Russell 3000® Value Index, and S&P 500/Citigroup Value Index1 assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

	1 Year	5 Years	10 Years	Life of Class
Class A3	9.79%	9.37%	11.01%	—
Class B4	11.68%	9.83%	—	9.76%
Class C5	15.64%	9.98%	10.95%	—
Class P6	16.36%	10.56%	—	8.08%
Class Y7	16.87%	—	—	19.17%

1  The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index which recently experienced some adjustments in the methodology used for performance reporting purposes.

2  Performance for each unmanaged index does not reflect any transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance.

3  Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on June 5, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.

5  The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class P shares commenced operations on August 15, 2001. Performance is at net asset value.

7  Class Y shares commenced operations on March 31, 2003. Performance is at net asset value.

Alpha Strategy Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P/Citigroup Small-Cap World Index and Lipper Global Small/Mid-Cap Core Funds Average assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

	1 Year	5 Years	Life of Class
Class A3	16.77%	12.79%	5.74%
Class B4	19.12%	13.29%	5.78%
Class C5	23.12%	13.44%	5.78%
Class Y6	24.32%	—	23.50%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index and average does not reflect transaction costs, management fees or sales charges. The performance of each index and average is not necessarily representative of the Fund's performance. Performance for each index and average begins on March 31, 1998.

3  Class A shares commenced operations on March 18, 1998. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A Shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on March 18, 1998. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.

5  Class C shares commenced operations on March 18, 1998. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class Y shares commenced operations on October 19, 2004. Performance is at net asset value.

International Core Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE®) Index ("With Gross Dividends") and the MSCI EAFE® Index ("With Net Dividends"), assuming reinvestment of all dividends and distributions. "With Net Dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the MSCI EAFE® Index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

	1 Year	Life of Class
Class A3	19.60%	14.22%
Class B4	21.98%	15.08%
Class C5	25.98%	15.89%
Class P6	26.69%	16.52%
Class Y7	27.26%	17.04%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance of each index begins on December 31, 2003.

3  Class A shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance reflects the deduction of a CDSC of 4% for 1 year and 3% for the life of the class.

5  Class C shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class P shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance is at net asset value.

7  Class Y shares commenced operations on December 15, 2003. Performance for the class begins on December 31, 2003, the SEC effective date for the Fund. Performance is at net asset value.

International Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the S&P/Citigroup Extended Market World ex-U.S. Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

	1 Year	5 Years	Life of Class
Class A3	23.78%	14.36%	5.81%
Class B4	26.46%	14.77%	5.11%
Class C5	30.42%	15.12%	5.17%
Class P6	31.21%	15.74%	4.20%
Class Y7	31.70%	16.03%	5.42%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on December 31, 1996.

3  Class A shares commenced operations on December 13, 1996. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006 is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on June 2, 1997. Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for the life of the class.

5  Class C shares commenced operations on June 2, 1997. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6  Class P shares commenced operations on March 8, 1999. Performance is at net asset value.

7  Class Y shares commenced operations on December 30, 1997. Performance is at net asset value.

Large-Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index and the S&P 500/Citigroup Value Index1, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

	1 Year	Life of Class
Class A4	11.55%	11.47%
Class B5	13.65%	11.97%
Class C6	17.58%	12.69%
Class P7	18.23%	13.33%
Class Y8	18.83%	13.86%

1  The S&P 500/Citigroup Value Index was formerly named S&P 500/Barra Value Index which recently experienced some adjustments in the methodology used for performance reporting purposes.

2  Reflects the deduction of the maximum initial sales charge of 5.75%.

3  Performance for each unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of each index is not necessarily representative of the Fund's performance. Performance for each index begins on June 30, 2003.

4  Class A shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

5  Class B shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance reflects the deduction of a CDSC of 4% for 1 year, and 3% for the life of the class.

6  Class C shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

7  Class P shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance is at net asset value.

8  Class Y shares commenced operations on June 23, 2003. Performance for the class begins on June 30, 2003, the SEC effective date for the Fund. Performance is at net asset value.

Value Opportunities Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2500® Value Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

Life of Class
Class A3	17.93%
Class B4	19.70%
Class C5	23.70%
Class P6	25.08%
Class Y7	25.58%

1  Reflects the deduction of the maximum initial sales charge of 5.75%.

2  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance. Performance for the index begins on December 30, 2005.

3  Class A shares commenced operations on December 20, 2005, the SEC effective date of the Fund. Performance for the class begins on December 30, 2005. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

4  Class B shares commenced operations on December 20, 2005, the SEC effective date of the Fund. Performance for the class begins on December 30, 2005. Performance reflects the deduction of a CDSC of 5% for the life of Class.

5  Class C shares commenced operations on December 20, 2005, the SEC effective date of the Fund. Performance for the class begins on December 30, 2005. Performance reflects a 1% CDSC for Class C shares for life of Class.

6  Class P shares commenced operations on December 20, 2005, the SEC effective date of the Fund. Performance for the class begins December 30, 2005. Performance is at net asset value.

7  Class Y shares commenced operations on December 20, 2005, the SEC effective date of the Fund. Performance for the class begins December 30, 2005. Performance is at net asset value.

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 through October 31, 2006).

Actual Expenses

For each class of each Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 5/1/06 – 10/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

All Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$1,010.80	$5.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.40	$5.85
Class B
Actual	$1,000.00	$1,007.20	$9.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.12	$9.15
Class C
Actual	$1,000.00	$1,007.20	$9.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.12	$9.15
Class P
Actual	$1,000.00	$1,010.10	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.89	$6.36
Class Y
Actual	$1,000.00	$1,012.30	$4.06
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.16	$4.08

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.80% for Classes B and C, 1.25% for Class P and 0.80% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Auto & Transportation	1.32%
Consumer Discretionary	8.75%
Consumer Staples	10.34%
Financial Services	14.13%
Healthcare	9.15%
Integrated Oils	6.22%
Materials & Processing	10.20%
Sector*	%**
Other	7.99%
Other Energy	1.19%
Producer Durables	5.88%
Technology	9.88%
Utilities	9.96%
Short-Term Investment	4.99%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

Alpha Strategy Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$974.50	$1.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.44	$1.79
Class B
Actual	$1,000.00	$971.40	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.15	$5.09
Class C
Actual	$1,000.00	$971.00	$4.97
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.18	$5.09
Class Y
Actual	$1,000.00	$975.80	$0.00
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,025.21	$0.00

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.35% for Class A, 1.00% for Classes B and C, and 0.00% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Investment Objective

October 31, 2006

Investment Objective	%*
Long Term Growth of Capital**	26.84%
Long Term Capital Appreciation**	71.78%
Short-Term Investment	1.38%
Total	100.00%

*  Represents percent of total investments.

**  Alpha Strategy Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC. The category shown represents the investment objective of these Underlying Funds.

International Core Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$1,018.00	$7.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.39	$7.88
Class B
Actual	$1,000.00	$1,014.90	$11.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.12	$11.17
Class C
Actual	$1,000.00	$1,014.90	$11.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.12	$11.17
Class P
Actual	$1,000.00	$1,018.10	$8.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.90	$8.39
Class Y
Actual	$1,000.00	$1,020.00	$6.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.14	$6.11

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.55% for Class A, 2.20% for Classes B and C, 1.65% for Class P and 1.20% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Consumer Discretionary	11.92%
Consumer Staples	10.07%
Energy	3.86%
Financials	32.60%
Healthcare	8.00%
Industrials	14.46%
Sector*	%**
Information Technology	3.87%
Materials	2.30%
Telecommunication Services	7.57%
Utilities	2.82%
Short-Term Investment	2.53%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

International Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$990.50	$8.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.90	$8.39
Class B
Actual	$1,000.00	$986.90	$11.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.64	$11.67
Class C
Actual	$1,000.00	$987.50	$11.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,013.63	$11.67
Class P
Actual	$1,000.00	$990.00	$8.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.33	$8.94
Class Y
Actual	$1,000.00	$992.00	$6.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.65	$6.61

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.65% for Class A, 2.30% for Classes B and C, 1.76% for Class P and 1.30% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Basic Materials	8.86%
Consumer Cyclicals	16.92%
Consumer Non-Cyclicals	7.62%
Div. Financials	5.73%
Energy	4.92%
Healthcare	5.51%
Ind. Goods & Services	19.16%
Non-Property Financials	16.13%
Sector*	%**
Property and Property
Services	3.59%
Technology	3.13%
Telecommunications	2.47%
Transportation	1.31%
Utilities	2.46%
Short-Term Investment	2.19%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

Large-Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$1,055.80	$4.92
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84
Class B
Actual	$1,000.00	$1,052.00	$8.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.16	$8.13
Class C
Actual	$1,000.00	$1,052.00	$8.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.15	$8.13
Class P
Actual	$1,000.00	$1,055.00	$5.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.92	$5.35
Class Y
Actual	$1,000.00	$1,057.80	$3.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.18	$3.06

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.60% for Classes B and C, 1.05% for Class P and 0.60% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Auto & Transportation	1.06%
Consumer Discretionary	6.60%
Consumer Staples	14.50%
Financial Services	18.91%
Healthcare	15.25%
Integrated Oils	4.99%
Materials & Processing	6.33%
Sector*	%**
Other	2.78%
Other Energy	1.98%
Producer Durables	3.61%
Technology	4.13%
Utilities	13.06%
Short-Term Investment	6.80%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

Value Opportunities Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$1,045.40	$6.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.67	$6.61
Class B
Actual	$1,000.00	$1,043.00	$10.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.39	$9.91
Class C
Actual	$1,000.00	$1,043.00	$10.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.36	$9.91
Class P
Actual	$1,000.00	$1,045.50	$7.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.14	$7.12
Class Y
Actual	$1,000.00	$1,047.90	$4.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.44	$4.84

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (1.30% for Class A, 1.95% for Classes B and C, 1.40% for Class P and 0.95% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Auto & Transportation	1.17%
Consumer Discretionary	9.84%
Consumer Staples	4.20%
Financial Services	11.52%
Healthcare	4.25%
Integrated Oils	1.54%
Materials & Processing	20.57%
Sector*	%**
Other	2.82%
Other Energy	1.76%
Producer Durables	8.98%
Technology	16.38%
Utilities	5.28%
Short-Term Investment	11.69%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

Schedule of Investments

ALL VALUE FUND October 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 95.59%
Advertising Agency 0.57%
R.H. Donnelley Corp.*	300,000	$18,066
Aerospace 0.28%
Curtiss-Wright Corp.	66,900	2,264
Moog Inc. Class A*	176,000	6,565
Total		8,829
Banks 5.51%
Bank of America Corp.	485,086	26,132
Bank of New York Co., Inc. (The)	690,000	23,715
Cullen/Frost Bankers, Inc.	925,000	50,098
Marshall & Ilsley Corp.	835,000	40,030
Popular, Inc.	825,300	15,012
SunTrust Banks, Inc.	234,600	18,531
Total		173,518
Beverage: Brewers 0.97%
Anheuser-Busch Cos., Inc.	645,000	30,586
Beverage: Soft Drinks 2.19%
PepsiCo, Inc.	1,085,000	68,832
Chemicals 3.17%
Cabot Corp.	633,700	25,063
Eastman Chemical Co.	209,000	12,732
Praxair, Inc.	817,100	49,230
Rohm & Haas Co.	244,200	12,655
Total		99,680
Communications & Media 0.21%
Time Warner Inc.	331,300	6,629
Communications Technology 3.34%
Anixter Int'l., Inc.*	547,700	32,731
Avaya, Inc.*	186,400	2,388
McAfee, Inc.*	1,340,000	38,766

Investments	Shares	Value (000)
Symbol Technologies, Inc.	421,000	$6,286
Tellabs, Inc.*	2,375,054	25,033
Total		105,204
Computer Services, Software & Systems 1.31%
Cadence Design Systems, Inc.*	2,300,000	41,078
Computer Technology 2.35%
Sun Microsystems, Inc.*	5,850,000	31,766
Zebra Technologies Corp. Class A*	1,130,000	42,115
Total		73,881
Consumer Electronics 0.33%
Harman Int'l. Industries, Inc.	100,000	10,235
Consumer Products 0.09%
Int'l. Flavors & Fragrances Inc.	66,200	2,812
Containers & Packaging: Metal & Glass 0.31%
Crown Holdings, Inc.*	495,600	9,634
Containers & Packaging: Paper & Plastic 0.52%
Sonoco Products Co.	460,000	16,321
Diversified Financial Services 0.99%
Citigroup, Inc.	619,800	31,089
Diversified Manufacturing 0.76%
Ball Corp.	442,700	18,412
Hexcel Corp.*	345,000	5,586
Total		23,998
Drug & Grocery Store Chains 1.49%
Kroger Co. (The)	2,091,300	47,033

See Notes to Financial Statements.

Schedule of Investments (continued)

ALL VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Drugs & Pharmaceuticals 8.65%
Abbott Laboratories	960,000	$45,610
GlaxoSmithKline plc ADR	603,371	32,129
Mylan Laboratories, Inc.	2,000,000	41,000
Novartis AG ADR	1,125,000	68,321
Pfizer, Inc.	185,700	4,949
Schering-Plough Corp.	805,000	17,823
Teva Pharmaceutical Industries Ltd. ADR	425,000	14,012
Wyeth	950,266	48,492
Total		272,336
Electrical Equipment & Components 2.76%
AMETEK, Inc.	182,500	8,519
Cooper Industries Ltd. Class A	417,440	37,340
Emerson Electric Co.	485,996	41,018
Total		86,877
Electronics 1.78%
AVX Corp.	1,895,200	29,868
Vishay Intertechnology, Inc.*	1,927,600	26,003
Total		55,871
Electronics: Technology 1.16%
General Dynamics Corp.	515,000	36,617
Financial Data Processing Services & Systems 1.21%
Automatic Data Processing, Inc.	625,300	30,915
Jack Henry & Assoc. Inc.	333,800	7,274
Total		38,189
Foods 2.01%
Campbell Soup Co.	977,000	36,520
Kraft Foods Inc. Class A	780,000	26,832
Total		63,352

Investments	Shares	Value (000)
Gold 3.04%
Barrick Gold Corp. (Canada)(a)	1,605,000	$49,755
Newmont Mining Corp.	1,013,900	45,899
Total		95,654
Household Furnishings 0.49%
Ethan Allen Interiors Inc.	436,100	15,534
Identification Control & Filter Devices 2.53%
Hubbell, Inc. Class B	565,000	27,979
IDEX Corp.	456,400	21,405
Parker Hannifin Corp.	360,200	30,124
Total		79,508
Insurance: Multi-Line 3.82%
Aflac Inc.	210,400	9,451
Allstate Corp. (The)	235,000	14,420
American Int'l. Group, Inc.	735,000	49,370
Genworth Financial, Inc. Class A	1,110,000	37,118
Markel Corp.*	25,000	9,988
Total		120,347
Insurance: Property-Casualty 1.02%
Everest Re Group, Ltd. (Bermuda)(a)	323,800	32,114
Machinery: Agricultural 0.10%
Deere & Co.	35,900	3,056
Machinery: Industrial/Specialty 0.25%
Kennametal Inc.	125,000	7,714
Machinery: Oil Well Equipment & Services 0.68%
Halliburton Co.	202,300	6,544
Schlumberger Ltd. (Netherland Antilles)(a)	113,200	7,141

See Notes to Financial Statements.

Schedule of Investments (continued)

ALL VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Superior Energy Services, Inc.*	247,000	$7,731
Total		21,416
Medical & Dental Instruments & Supplies 0.55%
Zimmer Holdings, Inc.*	240,400	17,311
Metal Fabricating 1.67%
Quanex Corp.	804,962	26,974
Shaw Group, Inc. (The)*	958,800	25,466
Total		52,440
Miscellaneous: Consumer Staples 1.47%
Diageo plc ADR	620,000	46,171
Miscellaneous: Materials & Processing 0.19%
Rogers Corp.*	85,400	5,975
Multi-Sector Companies 8.04%
Berkshire Hathaway Financial Class B*	15,050	52,901
Carlisle Cos., Inc.	510,000	42,682
Eaton Corp.	220,000	15,934
General Electric Co.	3,000,000	105,330
Trinity Industries, Inc.	1,000,050	36,062
Total		252,909
Oil: Integrated Domestic 0.77%
EnCana Corp. (Canada)(a)	509,500	24,196
Oil: Integrated International 5.49%
Chevron Corp.	435,100	29,239
Exxon Mobil Corp.	2,010,012	143,555
Total		172,794
Publishing: Miscellaneous 0.92%
R.R. Donnelley & Sons Co.	855,000	28,950

Investments	Shares	Value (000)
Real Estate Investment Trusts 0.49%
Host Hotels & Resorts Inc.	664,400	$15,321
Rental & Leasing Services: Commercial 0.74%
GATX Financial Corp.	535,000	23,310
Restaurants 0.98%
Brinker Int'l., Inc.	333,700	15,494
Cheesecake Factory, Inc. (The)*	120,000	3,390
OSI Restaurant Partners, Inc.	253,400	8,431
Ruby Tuesday, Inc.	130,000	3,607
Total		30,922
Retail 2.97%
Costco Wholesale Corp.	440,000	23,487
Federated Department Stores, Inc.	983,234	43,174
Foot Locker, Inc.	800,000	18,552
Wal-Mart Stores, Inc.	169,600	8,358
Total		93,571
Savings & Loan 0.43%
Webster Financial Corp.	281,500	13,602
Services: Commercial 1.49%
Sabre Holdings Corp. Class A	745,800	18,958
Waste Management, Inc.	745,000	27,923
Total		46,881
Soaps & Household Chemicals 2.27%
Procter & Gamble Co. (The)	1,125,050	71,317
Steel 0.62%
Carpenter Technology Corp.	181,100	19,376

See Notes to Financial Statements.

Schedule of Investments (concluded)

ALL VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Textiles Apparel Manufacturers 0.75%
V.F. Corp.	309,700	$23,540
Truckers 1.32%
Heartland Express, Inc.	1,140,000	18,616
Werner Enterprises, Inc.	1,256,600	23,059
Total		41,675
Utilities: Cable TV & Radio 2.18%
Comcast Corp. Special Class A*	1,693,775	68,564
Utilities: Electrical 4.12%
Ameren Corp.	239,100	12,935
Avista Corp.	152,300	3,920
CMS Energy Corp.*	730,000	10,870
FPL Group, Inc.	740,000	37,740
NiSource Inc.	283,100	6,588
PNM Resources, Inc.	424,825	11,963
Southern Co.	1,250,000	45,500
Total		129,516
Utilities: Gas Distributors 1.04%
AGL Resources Inc.	235,900	8,846
Nicor Inc.	137,300	6,310
UGI Corp.	668,000	17,702
Total		32,858
Utilities: Gas Pipelines 0.52%
El Paso Corp.	1,195,733	16,382
Utilities: Telecommunications 2.68%
AT&T Inc.	1,068,400	36,593
BellSouth Corp.	179,600	8,100
Qwest Communications Int'l., Inc.*	1,000,000	8,630
Verizon Communications, Inc.	841,500	31,135
Total		84,458
Total Common Stocks (cost $2,613,886,969)		3,008,049

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 5.03%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $40,000,000 of Federal Home Loan Bank at 3.20% due 11/29/2006 and $121,300,000 of Federal Home Loan Mortgage Corp. at Zero Coupon due 11/21/2006 and 12/12/2006; value: $161,246,969; proceeds: $158,103,278 (cost $158,082,859)	$158,083	$158,083
Total Investments in Securities 100.62% (cost $2,771,969,828)		3,166,132
Liabilities in Excess of Other Assets (0.62%)		(19,382)
Net Assets 100.00%		$3,146,750

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

ALPHA STRATEGY FUND October 31, 2006

Investments	Shares	Value (000)
INVESTMENTS IN UNDERLYING FUNDS 98.42%
Lord Abbett Developing Growth Fund, Inc. – Class Y*(a)	4,381,476	$85,877
Lord Abbett Research Fund, Inc. – Small-Cap Value Fund – Class Y*(b)	2,412,977	84,816
Lord Abbett Securities Trust – International Opportunities Fund – Class Y*(b)	9,008,554	144,858
Total Investments in Underlying Funds (cost $252,205,149)		315,551

Investments	Principal Amount (000)	Value (000)
SHORT-TERM INVESTMENT 1.38%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $4,390,000 of Federal National Mortgage Assoc. at 5.44% due 11/01/2007; value: $4,510,725; proceeds: $4,417,883 (cost $4,417,312)	$4,417	$4,417
Total Investments in Securities 99.80% (cost $256,622,461)		319,968
Other Assets in Excess of Liabilities 0.20%		628
Net Assets 100.00%		$320,596

*  Non-income producing security.

  (a)  Fund investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter.

  (b)  Fund investment objective is long-term capital appreciation.

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL CORE EQUITY FUND October 31, 2006

Investments	Shares	U.S. $ Value (000)
COMMON STOCKS 95.46%
Australia 2.22%
Coca-Cola Amatil Ltd.	2,194,856	$11,829
Downer EDI Ltd.	1,698,501	8,470
Total		20,299
Austria 2.33%
Erste Bank der Oesterreichischen Sparkassen AG	177,928	12,115
Telekom Austria AG	369,980	9,208
Total		21,323
Belgium 0.52%
InBev NV/SA	84,022	4,733
Brazil 0.49%
Petroleo Brasileiro S.A.-Petrobras ADR	55,910	4,526
Canada 2.33%
Addax Petroleum Corp.	98,544	2,267
Alcan Inc.	292,600	13,784
OPTI Canada Inc.*	330,140	5,283
Total		21,334
China 0.10%
Industrial & Commercial Bank of China Class H*	2,130,319	953
France 8.23%
AXA	226,867	8,643
BNP Paribas S.A.	185,482	20,394
Carrefour S.A.	163,006	9,932
Sanofi-Aventis	95,981	8,159
Schneider Electric S.A.	158,715	16,489
VINCI S.A.	103,971	11,711
Total		75,328

Investments	Shares	U.S. $ Value (000)
Germany 10.20%
adidas-Salomon AG	265,121	$13,285
Allianz AG Registered Shares	55,497	10,300
Deutsche Post AG Registered Shares	196,120	5,432
E. On AG	30,104	3,612
Fresenius Medical Care AG & Co	135,863	18,127
Hannover Rockversicherung AG*	156,813	6,657
Henkel KGaA	68,890	8,252
Linde AG	69,180	6,857
Rwe AG	58,960	5,827
SAP AG	39,032	7,765
Siemens AG	80,478	7,241
Total		93,355
Greece 3.62%
Greek Postal Savings Bank*	303,770	6,940
National Bank of Greece S. A.	442,022	20,061
Piraeus Bank S.A.	216,205	6,165
Total		33,166
Hong Kong 1.38%
China Unicom Ltd.	11,354,900	12,629
Ireland 0.73%
Irish Life & Permanent plc	272,170	6,687
Israel 0.82%
Teva Pharmaceutical Industries Ltd. ADR	228,400	7,530
Italy 4.75%
Capitalia S.p.A.	1,806,343	15,965
Hera S.p.A.	1,193,940	4,693
Mediaset S.p.A.	491,199	5,511
Mediobanca S.p.A.	746,473	17,340
Total		43,509

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL CORE EQUITY FUND October 31, 2006

Investments	Shares	U.S. $ Value (000)
Japan 18.36%
Astellas Pharma Inc.	198,400	$8,940
Don Quijote Co., Ltd. ASA	489,300	10,417
East Japan Railway Co.	1,315	9,197
Eisai Co., Ltd.	145,400	7,447
Fanuc Ltd.	174,900	15,179
Jupiter Telecommunications Co. Ltd.*	15,528	12,600
Mizuho Financial Group, Inc.	877	6,831
Nippon Commercial Investment Corp. REIT*	3,400	13,954
Nissan Motors Co., Ltd.	1,365,300	16,355
NSK Ltd.	1,557,000	13,046
ORIX Corp.	47,541	13,394
Ricoh Co. Ltd.	546,800	10,800
Sumitomo Corp.	698,500	9,186
Sumitomo Mitsui Financial Group Inc.	845	9,248
Tokyo Tatemono Co, Ltd.	961,000	11,471
Total		168,065
Luxembourg 1.76%
Millicom Int'l. Cellular S.A.*	323,640	16,143
Netherlands 2.12%
ING Groep N.V.	253,044	11,210
Koninklijke Ahold N.V.*	778,270	8,195
Total		19,405
Norway 3.34%
Petrojarl Inc. ASA*	402,339	4,278
Petroleum Geo-Services ASA*	138,130	8,040
Telenor ASA	1,153,160	18,214
Total		30,532

Investments	Shares	U.S. $ Value (000)
South Korea 2.91%
Hana Financial Inc.	239,980	$11,066
Kookmin Bank	83,610	6,647
Samsung Electronics Co., Ltd.	13,730	8,903
Total		26,616
Spain 2.83%
Cintra, Concesiones de Infraestructuras de Transporte	963,383	14,767
Infrae Enagas, S.A.	458,361	11,115
Total		25,882
Switzerland 4.83%
Julius Baer Holding Ltd.	143,344	15,140
Nestle S.A. Registered Shares	25,607	8,748
Novartis AG Registered Shares	177,482	10,771
UBS AG Registered Shares	160,485	9,585
Total		44,244
Taiwan 0.79%
MediaTek, Inc.	739,300	7,212
United Microelectronics Corp.	1	–	(a)
Total		7,212
Thailand 0.09%
TMB Bank Public Co., Ltd.*	9,330,162	824
United Kingdom 20.71%
Acergy S.A.*	393,900	7,126
Aegis Group plc	2,135,300	5,448
Aviva plc	596,943	8,825
BAE Systems plc	2,363,420	18,912
British Land Company plc (The)	640,514	18,266
Enterprise Inns plc	378,125	7,776

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL CORE EQUITY FUND October 31, 2006

Investments	Shares	U.S. $ Value (000)
GlaxoSmithKline plc ADR	115,690	$6,160
Kesa Electricals plc	1,977,966	13,234
Prudential plc	1,176,250	14,416
Punch Taverns plc	591,923	11,619
Reckitt Benckiser plc	344,910	15,007
Royal Bank of Scotland Group (The) plc	259,257	9,238
SABMiller plc	468,812	9,068
Shire plc	250,830	4,577
Tesco plc	1,940,495	14,566
Tullow Oil plc	411,164	3,055
Vodafone Group plc	4,531,132	11,669
Yell Group plc	896,616	10,655
Total		189,617
Total Common Stocks (cost $794,479,353)		873,912

Investments	Principal Amount (000)	U.S. $ Value (000)
SHORT-TERM INVESTMENT 2.48%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $23,005,000 of Federal Home Loan Bank at 4.56% due 6/3/2009; value: $23,120,025; proceeds: $22,665,636 (cost $22,662,709)	$22,663	$22,663
Total Investments in Securities 97.94% (cost $817,142,062)		896,575
Foreign Cash and Other Assets in Excess of Liabilities 2.06%		18,869
Net Assets 100.00%		$915,444

  ADR  American Depositary Receipt.

  REIT  Real Estate Investment Trust.

  *  Non-income producing security.

  (a)  Value is less than $1,000.

See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL OPPORTUNITIES FUND October 31, 2006

Investments	Shares	U.S. $ Value (000)
COMMON STOCKS 94.14%
Australia 3.57%
Downer Edi Ltd.	824,367	$4,111
Newcrest Mining Ltd.	176,946	3,268
Zinifex Ltd.	488,628	5,740
Total		13,119
Canada 1.06%
Addax Petroleum Corp.	81,178	1,867
OPTI Canada Inc.*	126,865	2,030
Total		3,897
China 2.01%
Beauty China Holdings Ltd.	6,192,861	3,580
Celestial NutriFoods Ltd.*	3,472,584	3,814
Total		7,394
Denmark 1.26%
Topdanmark AS*	32,527	4,617
France 4.56%
Ipsos S.A.	116,164	4,429
Neopost S.A.	64,714	7,913
Vallourec S.A.	17,695	4,404
Total		16,746
Germany 14.85%
Arques Industries AG	223,060	3,012
AWD Holding AG	168,579	6,175
Fresenius Medical Care AG & Co. KGaA ADR	165,800	7,358
Hannover Rockversicherung AG*	107,893	4,580
Hypo Real Estate Holding AG	98,850	6,213
Patrizia Immobilien AG*	180,258	4,597
Puma AG Rudolf Dassler Sport	11,867	4,208

Investments	Shares	U.S. $ Value (000)
Rheinmetall AG	80,552	$5,783
Techem AG	93,408	5,967
Wacker Chemie AG*	55,311	6,647
Total		54,540
Greece 2.67%
Greek Postal Savings Bank*	138,395	3,162
Piraeus Bank S.A.	232,972	6,643
Total		9,805
Hong Kong 4.13%
AAC Acoustic Technology Holdings, Inc.*	2,178,909	2,533
EganaGoldpfeil (Holdings) Ltd.	13,405,421	6,533
Melco Int'l. Development Ltd.	1,490,208	3,652
Playmates Holdings Ltd.	21,282,000	2,463
Total		15,181
Ireland 3.00%
FBD Holdings plc	102,680	5,190
Grafton Group plc Unit	396,119	5,814
Total		11,004
Italy 7.04%
Azimut Holding S.p.A.	511,672	5,793
Davide Campari-Milano S.p.A.	621,265	5,685
Hera S.p.A.	2,213,868	8,703
Milano Assicurazioni S.p.A.	731,919	5,689
Total		25,870
Japan 15.86%
Avex Group Holdings Inc.	208,200	4,032
Don Quijote Co., Ltd.	148,200	3,155

See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2006

Investments	Shares	U.S. $ Value (000)
IBIDEN Co., Ltd.	73,214	$3,837
Jupiter Telecommunications Co., Ltd.*	4,803	3,897
K.K. DaVinci Advisors*	1,415	1,549
Meisei Industrial Co., Ltd.*	303,000	1,554
Miraca Holdings Inc.	157,000	3,437
Mitsui Mining & Smelting Co., Ltd.	916,200	4,434
Nabtesco Corp.	330,088	3,965
Nippon Commercial Investment Corp. REIT*	1,366	5,606
Nitori Co., Ltd.	97,350	3,945
Okinawa Cellular Telephone Co.	889	2,136
Sumitomo Rubber Industries, Ltd.	388,700	4,463
Tokuyama Corp.	287,900	3,624
Yamada Denki Co., Ltd.	41,310	4,111
ZEON Corp.	445,000	4,505
Total		58,250
Luxembourg 1.79%
Millicom Int'l. Cellular S.A.*	132,051	6,587
Netherlands 3.95%
Aalberts Industries N.V.	67,887	5,329
Koninklijke BAM Groep N.V.	268,831	5,603
LMA Int'l. N.V.*	7,287,000	3,557
Total		14,489
Norway 1.84%
Petroleum Geo-Services ASA*	36,470	2,123
Songa Offshore ASA*	519,738	4,631
Total		6,754

Investments	Shares	U.S. $ Value (000)
Philippines 0.68%
Ayala Corp.	254,677	$2,504
Spain 4.28%
Enagas, S.A.	383,023	9,288
Prosegur Compania de Seguridad, S.A.	214,160	6,418
Total		15,706
Sweden 2.92%
Getinge AB Class B	290,300	5,135
KappAhl Holding AB	690,035	5,589
Total		10,724
Switzerland 1.05%
Geberit AG	2,968	3,867
Taiwan 0.59%
MediaTek Inc.	220,000	2,146
Thailand 2.91%
Bangkok Bank plc	1,576,532	5,157
Charoen Pokphand Foods plc~	11,777,409	1,592
TMB Bank Public Co., Ltd.*	44,701,632	3,948
Total		10,697
Turkey 0.37%
Turkiye Is Bankasi A.S. (Isbank) Registered Shares GDR	211,200	1,368
United Kingdom 13.75%
Balfour Beatty plc	709,755	5,487
Burberry Group plc	484,510	5,166
Ceres Power Holdings plc*	115,912	535
Intertek Group plc	356,200	5,592
Man Group plc	637,542	5,935
Michael Page Int'l. plc	426,333	3,286

See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL OPPORTUNITIES FUND October 31, 2006

Investments	Shares	U.S. $ Value (000)
Northgate plc	184,829	$3,850
Northgate Information Solutions plc	1,661,538	2,543
Peter Hambro Mining plc*	137,069	3,111
Punch Taverns plc	383,308	7,524
RHM plc	559,946	2,903
Slough Estates plc	350,297	4,587
Total		50,519
Total Common Stocks (cost $294,066,204)		345,784

Investments	Principal Amount (000)	U.S. $ Value (000)
SHORT-TERM INVESTMENT 2.11%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $7,940,000 of Federal Home Loan Mortgage Corp. at zero coupon due 12/12/2006; value: $7,890,375; proceeds: $7,736,102 (cost $7,735,103)	$7,735	$7,735
Total Investments in Securities 96.25% (cost $301,801,307)		353,519
Foreign Cash and Other Assets in Excess of Liabilities 3.75%		13,790
Net Assets 100.00%		$367,309

  ADR  American Depositary Receipt.

  GDR  Global Depositary Receipt.

  REIT  Real Estate Investment Trust.

  Unit  More than one class of securities traded together.

  *  Non-income producing security.

  ~  Fair Valued Security-See Note 2a.

See Notes to Financial Statements.

Schedule of Investments

LARGE-CAP VALUE FUND October 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 95.45%
Aerospace 1.22%
Lockheed Martin Corp.	2,410	$209
Northrop Grumman Corp.	5,130	341
Rockwell Collins, Inc.	2,930	170
Total		720
Agriculture, Fishing & Ranching 0.77%
Monsanto Co.	10,212	452
Automobiles 0.39%
Honda Motor Co., Ltd. ADR	6,580	232
Banks 8.63%
Bank of America Corp.	21,760	1,172
Bank of New York Co., Inc. (The)	23,071	793
Commerce Bancorp, Inc.	2,050	72
Fifth Third Bancorp	3,100	123
JPMorgan Chase & Co.	20,200	958
Marshall & Ilsley Corp.	6,800	326
Mellon Financial Corp.	3,760	146
Mitsubishi UFJ Financial Group, Inc. ADR	19,720	251
PNC Financial Services Group, Inc. (The)	3,850	270
SunTrust Banks, Inc.	7,950	628
U.S. Bancorp	8,730	295
Wachovia Corp.	990	55
Total		5,089
Beverage: Brewers 0.49%
Anheuser-Busch Cos., Inc.	6,140	291
Beverage: Soft Drinks 2.59%
Coca-Cola Co. (The)	9,310	435
Coca-Cola Enterprises, Inc.	15,690	314
PepsiCo, Inc.	12,282	779
Total		1,528

Investments	Shares	Value (000)
Biotechnology Research & Production 1.54%
Baxter Int'l., Inc.	19,793	$910
Chemicals 0.95%
Dow Chemical Co. (The)	3,380	138
Praxair, Inc.	6,984	421
Total		559
Communications & Media 0.38%
Time Warner Inc.	11,300	226
Computer Technology 1.90%
Hewlett-Packard Co.	16,190	627
Sun Microsystems, Inc.*	91,210	495
Total		1,122
Consumer Products 1.41%
Kimberly-Clark Corp.	12,510	832
Diversified Financial Services 3.38%
Citigroup, Inc.	35,059	1,758
MetLife, Inc.	4,110	235
Total		1,993
Drug & Grocery Store Chains 1.39%
Kroger Co. (The)	36,435	819
Drugs & Pharmaceuticals 12.58%
Abbott Laboratories	9,020	429
AstraZeneca plc ADR	6,290	369
Bristol-Myers Squibb Co.	7,150	177
GlaxoSmithKline plc ADR	10,250	546
Johnson & Johnson	6,090	410
Medimmune, Inc.*	8,140	261
Merck & Co., Inc.	14,974	680
Novartis AG ADR	24,463	1,486
Pfizer Inc.	38,100	1,015
Schering-Plough Corp.	15,606	345
Teva Pharmaceutical Industries Ltd. ADR	13,350	440
Wyeth	24,845	1,268
Total		7,426

See Notes to Financial Statements.

Schedule of Investments (continued)

LARGE-CAP VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Electrical Equipment & Components 1.38%
Emerson Electric Co.	9,641	$814
Electronics: Technology 2.33%
General Dynamics Corp.	7,470	531
Raytheon Co.	16,910	845
Total		1,376
Engineering & Contracting Services 0.67%
Fluor Corp.	5,050	396
Financial Data Processing Services & Systems 0.96%
Automatic Data Processing, Inc.	11,440	566
Financial: Miscellaneous 2.36%
Fannie Mae	10,490	622
Freddie Mac	7,710	532
MBIA, Inc.	3,810	236
Total		1,390
Foods 4.17%
Campbell Soup Co.	20,770	777
Kellogg Co.	6,030	303
Kraft Foods, Inc. Class A	40,205	1,383
Total		2,463
Gold 2.79%
Barrick Gold Corp. (Canada)(a)	33,480	1,038
Newmont Mining Corp.	13,442	608
Total		1,646
Health & Personal Care 0.21%
Medco Health Solutions, Inc.*	2,330	125
Identification Control & Filter Devices 0.50%
Parker Hannifin Corp.	3,559	298

Investments	Shares	Value (000)
Insurance: Multi-Line 2.76%
Aflac, Inc.	5,940	$267
Allstate Corp. (The)	4,940	303
American Int'l. Group, Inc. (The)	12,192	819
Lincoln National Corp.	3,820	242
Total		1,631
Insurance: Property-Casualty 1.29%
ACE Ltd. (Cayman Islands)(a)	7,130	408
XL Capital Ltd. Class A (Cayman Islands)(a)	5,040	356
Total		764
Machinery: Construction & Handling 0.35%
Caterpillar, Inc.	3,400	206
Machinery: Industrial/Specialty 0.24%
Illinois Tool Works Inc.	2,980	143
Machinery: Oil Well Equipment & Services 1.73%
Schlumberger, Ltd. (Netherland Antilles)(a)	16,218	1,023
Medical & Dental Instruments & Supplies 1.28%
Boston Scientific Corp.*	47,540	756
Miscellaneous: Consumer Staples 1.42%
Diageo plc ADR	11,225	836
Multi-Sector Companies 2.84%
Eaton Corp.	3,452	250
General Electric Co.	40,690	1,429
Total		1,679
Oil: Integrated International 5.11%
Chevron Corp.	2,720	183
Exxon Mobil Corp.	39,711	2,836
Total		3,019

See Notes to Financial Statements.

Schedule of Investments (concluded)

LARGE-CAP VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Paper 1.31%
International Paper Co.	23,189	$773
Publishing: Newspapers 0.40%
Gannett Co., Inc.	3,990	236
Radio & TV Broadcasters 0.31%
News Corp.	8,310	181
Railroads 0.69%
Union Pacific Corp.	4,480	406
Retail 1.69%
Federated Department Stores, Inc.	6,600	290
Wal-Mart Stores, Inc.	14,380	708
Total		998
Services: Commercial 2.57%
IAC/InterActiveCorp*	19,845	615
Waste Management, Inc.	24,090	903
Total		1,518
Soaps & Household Chemicals 4.79%
Clorox Co. (The)	8,310	536
Procter & Gamble Co. (The)	36,159	2,292
Total		2,828
Utilities: Cable TV & Radio 2.13%
Comcast Corp. Class A*	31,038	1,256
Utilities: Electrical 6.37%
Ameren Corp.	8,660	469
Consolidated Edison, Inc.	6,680	323
Dominion Resources, Inc.	3,370	273
Duke Energy Corp.	5,470	173
FPL Group, Inc.	12,810	653
PG&E Corp.	19,230	830
PPL Corp.	12,790	442
Southern Co.	16,340	595
Total		3,758

Investments	Shares	Value (000)
Utilities: Gas Pipelines 0.29%
El Paso Corp.	12,695	$174
Utilities: Telecommunications 4.89%
AT&T Inc.	46,470	1,592
BellSouth Corp.	16,110	727
Sprint Nextel Corp.	8,400	157
Verizon Communications, Inc.	11,065	409
Total		2,885
Total Common Stocks (cost $49,658,665)		56,343
	Principal Amount (000)
SHORT-TERM INVESTMENT 6.97%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $4,220,000 of Federal Home Loan Mortgage Corp. at Zero Coupon due 12/12/2006; value: $4,193,625; proceeds: $4,111,054 (cost $4,110,523)	$4,111	4,111
Total Investments in Securities 102.42% (cost $53,769,188)		60,454
Liabilities in Excess of Other Assets (2.42%)		(1,427)
Net Assets 100.00%		$59,027

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Schedule of Investments

VALUE OPPORTUNITIES FUND October 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 88.11%
Aerospace 3.38%
Alliant Techsystems Inc.*	11,505	$888
Curtiss-Wright Corp.	23,710	803
Ladish Co., Inc.*	35,499	1,108
Total		2,799
Banks 2.52%
Colonial BancGroup Inc. (The)	23,630	564
Cullen/Frost Bankers, Inc.	19,465	1,054
East West Bancorp, Inc.	12,820	468
Total		2,086
Beverage: Brewers 2.34%
Molson Coors Brewing Co.	27,220	1,937
Building: Materials 0.31%
LSI Industries Inc.	14,175	254
Chemicals 5.11%
Albemarle Corp.	19,835	1,290
Cabot Corp.	32,540	1,287
Lubrizol Corp. (The)	27,888	1,255
Sigma-Aldrich Corp.	5,416	407
Total		4,239
Communications Technology 7.99%
Anixter Int'l., Inc.*	36,975	2,210
Black Box Corp.	36,207	1,614
Comtech Telecommunication Corp*	37,525	1,338
Harris Corp.	34,325	1,462
Total		6,624
Computer Services, Software & Systems 1.88%
CACI Int'l. Inc. Class A*	19,985	1,150
Syntel, Inc.	16,390	410
Total		1,560

Investments	Shares	Value (000)
Computer Technology 2.13%
Intermec Inc.*	23,895	$540
Zebra Technologies Corp. Class A*	32,970	1,229
Total		1,769
Consumer Electronics 1.12%
Harman International Industries, Inc.	9,045	926
Consumer Products 2.10%
Int'l. Flavors & Fragrances Inc.	40,950	1,740
Containers & Packaging: Paper & Plastic 1.51%
Sonoco Products Co.	35,265	1,251
Diversified Manufacturing 2.86%
American Standard Cos. Inc.	17,270	765
CLARCOR Inc.	12,080	394
Hexcel Corp.*	74,755	1,210
Total		2,369
Drugs & Pharmaceuticals 1.00%
Mylan Laboratories, Inc.	40,340	827
Electrical & Electronics 0.94%
Plexus Corp.*	35,650	781
Electrical Equipment & Components 2.30%
AMETEK, Inc.	19,325	902
Baldor Electric Co.	11,400	366
Cooper Industries Ltd., Class A	7,120	637
Total		1,905
Electronics 1.72%
II-VI Inc.*	14,430	353
Vishay Intertechnology, Inc.*	79,720	1,075
Total		1,428

See Notes to Financial Statements.

Schedule of Investments (continued)

VALUE OPPORTUNITIES FUND October 31, 2006

Investments	Shares	Value (000)
Electronics: Technology 1.67%
Intermagnetics General Corp.*	50,633	$1,385
Engineering & Contracting Services 1.01%
URS Corp.*	20,750	839
Fertilizers 1.49%
Scotts Miracle-Gro Co. (The)	24,975	1,235
Financial Data Processing Services & Systems 1.15%
CheckFree Corp.*	14,925	589
Fair Isaac Corp.	9,845	361
Total		950
Financial Information Services 1.20%
Dun & Bradstreet Corp. (The)*	12,920	998
Financial: Miscellaneous 0.56%
Financial Federal Corp.	17,005	468
Foods 1.86%
J.M. Smucker Co. (The)	31,395	1,538
Health & Personal Care 0.64%
Amedisys, Inc.*	13,020	528
Healthcare Facilities 0.87%
LifePoint Hospitals, Inc.*	20,370	723
Healthcare Management Services 1.73%
IMS Health Inc.	51,545	1,436
Household Furnishings 1.15%
Mohawk Industries, Inc.*	13,110	953
Identification Control & Filter Devices 1.35%
IDEX Corp.	15,985	750
X-Rite, Inc.	32,508	368
Total		1,118

Investments	Shares	Value (000)
Insurance: Multi-Line 1.67%
Assurant, Inc.	26,255	$1,383
Insurance: Property-Casualty 2.85%
Argonaut Group, Inc.*	34,710	1,181
Donegal Group Inc.	1,944	34
Montpelier Re Holdings Ltd. (Bermuda)(a)	64,640	1,147
Total		2,362
Machinery: Oil Well Equipment & Services 1.75%
Hanover Compressor Co.*	37,160	688
Superior Energy Services, Inc.*	24,490	767
Total		1,455
Metal Fabricating 4.08%
CIRCOR Int'l., Inc.	8,574	283
Quanex Corp.	48,803	1,635
Shaw Group Inc. (The)*	55,110	1,464
Total		3,382
Metals & Minerals Miscellaneous 0.27%
AMCOL Int'l., Corp.	8,397	221
Multi-Sector Companies 2.81%
Carlisle Cos., Inc.	8,590	719
Kaman Corp.	39,800	812
Trinity Industries, Inc.	22,272	803
Total		2,334
Office Furniture & Business Equipment 0.96%
Diebold, Inc.	18,230	796
Oil: Integrated Domestic 1.54%
Calumet Specialty Products Partners, L.P.	38,542	1,274
Railroad Equipment 0.70%
Wabtec Corp.	18,461	579

See Notes to Financial Statements.

Schedule of Investments (concluded)

VALUE OPPORTUNITIES FUND October 31, 2006

Investments	Shares	Value (000)
Rental & Leasing Services: Commercial 1.55%
Williams Scotsman Int'l., Inc.*	54,605	$1,285
Restaurants 1.87%
Benihana, Inc. Class A*	38,230	1,219
Ruby Tuesday, Inc.	11,920	331
Total		1,550
Retail 0.58%
Lithia Motors, Inc.	18,825	480
Services: Commercial 0.65%
CDI Corp.	5,889	139
CRA Int'l., Inc.*	7,900	402
Total		541
Steel 3.88%
Carpenter Technology Corp.	11,705	1,252
Harsco Corp.	18,610	1,519
Universal Stainless & Alloy Products, Inc.*	14,711	447
Total		3,218
Telecommunications Equipment 0.98%
Crown Castle Int'l. Corp.*	24,085	810
Truckers 0.47%
Heartland Express, Inc.	23,773	388
Utilities: Electrical 2.76%
Avista Corp.	21,035	541
Black Hills Corp.	17,265	596
NiSource, Inc.	28,620	666
PNM Resources, Inc.	17,250	486
Total		2,289
Utilities: Gas Distributors 2.50%
Piedmont Natural Gas Co., Inc.	25,270	682
UGI Corp.	52,580	1,393
Total		2,075

Investments	Shares	Value (000)
Wholesalers 2.35%
Houston Wire & Cable Co.*	92,088	$1,948
Total Common Stocks (cost $69,543,084)		73,036
	Principal Amount (000)
SHORT-TERM INVESTMENT 11.67%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $9,930,000 of Federal Home Loan Mortgage Corp. at Zero Coupon due 12/12/2006; value: $9,867,938; proceeds: 9,673,048 (cost $9,671,799)	$9,672	9,672
Total Investments in Securities 99.78% (cost $79,214,883)		82,708
Other Assets in Excess of Liabilities 0.22%		185
Net Assets 100.00%		$82,893

*  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statements of Assets and Liabilities

October 31, 2006

	All Value Fund	Alpha Strategy Fund	International Core Equity Fund
ASSETS:
Investments in securities, at cost	$2,771,969,828	$256,622,461	$817,142,062
Investments in common stocks, at value	$3,008,049,508	$315,550,616	$873,912,427
Repurchase agreements, at value	158,082,859	4,417,312	22,662,709
Foreign cash, at value (cost $16,038,535)	–	–	16,023,755
Receivables:
Interest and dividends	1,998,356	571	1,222,011
Investment securities sold	13,710,685	–	49,305,273
Capital shares sold	5,612,237	1,476,798	2,792,941
From affiliates (See Note 3)	–	181,541	–
Prepaid expenses and other assets	130,536	39,022	102,626
Total assets	3,187,584,181	321,665,860	966,021,742
LIABILITIES:
Payables:
Investment securities purchased	28,927,764	–	48,151,739
Capital shares reacquired	7,014,732	648,651	845,931
Management fees	1,368,524	–	539,801
12b-1 distribution fees	1,675,226	207,724	382,956
Fund administration	103,331	–	28,789
Trustees' fees	346,675	20,605	26,086
To affiliates (See Note 3)	–	–	23,646
Accrued expenses and other liabilities	1,397,800	192,511	578,996
Total liabilities	40,834,052	1,069,491	50,577,944
NET ASSETS	$3,146,750,129	$320,596,369	$915,443,798
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,508,680,782	$254,320,156	$777,410,202
Undistributed (distributions in excess of) net investment income	9,370,278	(20,605)	1,816,136
Accumulated net realized gain on investments and foreign currency related transactions	234,536,530	2,951,351	56,826,856
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	394,162,539	63,345,467	79,390,604
Net Assets	$3,146,750,129	$320,596,369	$915,443,798
Net assets by class:
Class A Shares	$2,198,883,994	$196,447,941	$655,273,321
Class B Shares	$278,648,545	$47,954,308	$51,039,705
Class C Shares	$622,821,815	$75,193,347	$138,423,831
Class P Shares	$42,515,647	$–	$66,202
Class Y Shares	$3,880,128	$1,000,773	$70,640,739
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	167,393,937	8,296,988	43,033,855
Class B Shares	22,001,505	2,104,632	3,402,580
Class C Shares	49,337,071	3,299,382	9,227,996
Class P Shares	3,263,248	–	4,350
Class Y Shares	293,736	42,100	4,607,992
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$13.14	$23.68	$15.23
Class A Shares–Maximum offering price
(Net asset value plus sales charge of 5.75%)	$13.94	$25.12	$16.16
Class B Shares–Net asset value	$12.66	$22.79	$15.00
Class C Shares–Net asset value	$12.62	$22.79	$15.00
Class P Shares–Net asset value	$13.03	–	$15.22
Class Y Shares–Net asset value	$13.21	$23.77	$15.33

See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

October 31, 2006

	International Opportunities Fund	Large-Cap Value Fund	Value Opportunities Fund
ASSETS:
Investments in securities, at cost	$301,801,307	$53,769,188	$79,214,883
Investments in common stocks, at value	$345,783,904	$56,343,675	$73,035,733
Repurchase agreements, at value	7,735,103	4,110,523	9,671,799
Foreign cash, at value (cost $13,058,429)	13,104,297	–	–
Receivables:
Interest and dividends	577,242	61,971	26,398
Investment securities sold	23,631,358	425,948	3,681,414
Capital shares sold	246,562	136,946	1,526,080
From advisor (See Note 3)	–	14,068	23,619
Prepaid expenses and other assets	61,389	30,312	45,146
Total assets	391,139,855	61,123,443	88,010,189
LIABILITIES:
Payables:
Investment securities purchased	22,666,636	1,961,955	4,940,263
Capital shares reacquired	484,218	10,371	6,515
Management fees	215,763	18,699	46,548
12b-1 distribution fees	120,387	13,220	39,772
Fund administration	11,463	1,870	2,483
Trustees' fees	27,654	3,693	669
To affiliates (See Note 3)	73,268	–	1,173
Accrued expenses and other liabilities	231,403	86,649	80,229
Total liabilities	23,830,792	2,096,457	5,117,652
Net Assets	$367,309,063	$59,026,986	$82,892,537
COMPOSITION OF NET ASSETS:
Paid-in capital	$340,609,538	$50,575,895	$77,026,919
Undistributed net investment income	691,729	595,065	6,647
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(25,765,959)	1,171,016	2,366,322
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	51,773,755	6,685,010	3,492,649
Net Assets	$367,309,063	$59,026,986	$82,892,537
Net assets by class:
Class A Shares	$148,995,856	$20,994,071	$59,244,892
Class B Shares	$36,641,880	$3,108,923	$5,440,150
Class C Shares	$30,672,873	$4,753,340	$14,850,389
Class P Shares	$1,489,185	$15,035	$12,420
Class Y Shares	$149,509,269	$30,155,617	$3,344,686
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	9,480,919	1,479,912	4,765,377
Class B Shares	2,423,549	222,771	439,854
Class C Shares	2,038,742	340,733	1,200,702
Class P Shares	93,728	1,059.274	1,000
Class Y Shares	9,296,364	2,113,422	268,211
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$15.72	$14.19	$12.43
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$16.68	$15.06	$13.19
Class B Shares–Net asset value	$15.12	$13.96	$12.37
Class C Shares–Net asset value	$15.05	$13.95	$12.37
Class P Shares–Net asset value	$15.89	$14.19	$12.42
Class Y Shares–Net asset value	$16.08	$14.27	$12.47

See Notes to Financial Statements.

Statements of Operations

For the Year Ended October 31, 2006

	All Value Fund	Alpha Strategy Fund	International Core Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $192,765, $0, and $921,978 respectively)	$46,387,782	$–	$12,764,495
Interest and other	4,530,776	189,453	639,696
Total investment income	50,918,558	189,453	13,404,191
Expenses:
Management fees	15,335,811	254,237	4,823,547
12b-1 distribution plan–Class A	7,036,708	530,821	1,628,083
12b-1 distribution plan–Class B	2,650,516	507,520	361,458
12b-1 distribution plan–Class C	5,748,267	510,307	991,988
12b-1 distribution plan–Class P	108,235	–	178
Shareholder servicing	5,030,407	683,433	1,364,695
Professional	75,188	26,664	43,062
Reports to shareholders	572,130	57,954	224,863
Fund administration	1,150,865	–	257,256
Custody	125,856	17,360	574,224
Trustees' fees	132,635	10,825	25,122
Registration	345,783	87,567	204,744
Subsidy (See Note 3)	–	–	104,809
Other	55,772	5,304	10,462
Gross expenses	38,368,173	2,691,992	10,614,491
Expense reductions (See Note 7)	(80,288)	(5,898)	(60,251)
Expenses assumed by Underlying Funds (See Note 3)	–	(883,209)	–
Management fee waived (See Note 3)	–	(254,237)	–
Net expenses	38,287,885	1,548,648	10,554,240
Net investment income (loss)	12,630,673	(1,359,195)	2,849,951
Net realized and unrealized gain:
Capital gains received from Underlying Funds	–	5,240,213	–
Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax of $0, $0 and $407,235, respectively)	234,652,599	6,154,161	56,922,694
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	173,974,912	33,601,350	65,025,393
Net realized and unrealized gain	408,627,511	44,995,724	121,948,087
Net Increase in Net Assets Resulting From Operations	$421,258,184	$43,636,529	$124,798,038

See Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended October 31, 2006

	International Opportunities Fund	Large-Cap Value Fund	Value Opportunities Fund*
Investment income:
Dividends (net of foreign withholding taxes of $364,013, $4,642 and $0, respectively)	$5,498,840	$1,014,562	$246,123
Interest and other	284,921	103,220	165,908
Total investment income	5,783,761	1,117,782	412,031
Expenses:
Management fees	2,181,922	202,093	218,339
12b-1 distribution plan–Class A	443,209	58,700	75,397
12b-1 distribution plan–Class B	344,075	23,462	17,750
12b-1 distribution plan–Class C	254,923	37,957	41,565
12b-1 distribution plan–Class P	3,096	63	44
Shareholder servicing	608,435	72,248	47,434
Professional	50,290	36,789	46,117
Reports to shareholders	47,871	31,685	24,249
Fund administration	116,369	20,209	11,645
Custody	188,696	30,454	42,286
Trustees' fees	12,581	2,197	893
Registration	84,510	72,916	9,087
Subsidy (See Note 3)	349,632	–	3,972
Other	7,273	2,902	5,650
Gross expenses	4,692,882	591,675	544,428
Expense reductions (See Note 7)	(7,938)	(1,342)	(614)
Expenses assumed by advisor (See Note 3)	–	(167,011)	(132,496)
Net expenses	4,684,944	423,322	411,318
Net investment income	1,098,817	694,460	713
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions (net of foreign capital gains tax of $16,174, $0 and $0, respectively)	59,342,797	1,296,453	2,366,322
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,965,836	6,287,353	3,492,649
Net realized and unrealized gain	68,308,633	7,583,806	5,858,971
Net Increase in Net Assets Resulting From Operations	$69,407,450	$8,278,266	$5,859,684

*For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended October 31, 2006

INCREASE IN NET ASSETS	All Value Fund	Alpha Strategy Fund	International Core Equity Fund
Operations:
Net investment income (loss)	$12,630,673	$(1,359,195)	$2,849,951
Capital gains received from Underlying Funds	–	5,240,213	–
Net realized gain on investments and foreign currency related transactions	234,652,599	6,154,161	56,922,694
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	173,974,912	33,601,350	65,025,393
Net increase in net assets resulting from operations	421,258,184	43,636,529	124,798,038
Distributions to shareholders from:
Net investment income
Class A	(8,298,830)	–	(1,152,035)
Class B	–	–	(32,546)
Class C	–	–	(83,863)
Class P	(70,338)	–	(45)
Class Y	(20,815)	–	(108,654)
Net realized gain
Class A	(122,757,293)	–	(7,353,570)
Class B	(17,224,653)	–	(568,199)
Class C	(36,819,832)	–	(1,470,008)
Class P	(998,437)	–	(453)
Class Y	(182,162)	–	(491,686)
Total distributions to shareholders	(186,372,360)	–	(11,261,059)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	642,122,142	189,068,606	556,840,300
Reinvestment of distributions	165,079,376	–	10,164,040
Cost of shares reacquired	(437,110,077)	(78,464,687)	(74,339,440)
Net increase in net assets resulting from capital share transactions	370,091,441	110,603,919	492,664,900
Net increase in net assets	604,977,265	154,240,448	606,201,879
NET ASSETS:
Beginning of year	$2,541,772,864	$166,355,921	$309,241,919
End of year	$3,146,750,129	$320,596,369	$915,443,798
Undistributed (distributions in excess of) net investment income	$9,370,278	$(20,605)	$1,816,136

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

For the Year Ended October 31, 2006

INCREASE IN NET ASSETS	International Opportunities Fund	Large-Cap Value Fund	Value Opportunities Fund*
Operations:
Net investment income	$1,098,817	$694,460	$713
Net realized gain on investments and foreign currency related transactions	59,342,797	1,296,453	2,366,322
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	8,965,836	6,287,353	3,492,649
Net increase in net assets resulting from operations	69,407,450	8,278,266	5,859,684
Distributions to shareholders from:
Net investment income
Class A	–	(129,227)	–
Class B	–	(6,435)	–
Class C	–	(13,656)	–
Class P	–	(101)	–
Class Y	–	(242,031)	–
Net realized gain
Class A	–	(330,265)	–
Class B	–	(45,427)	–
Class C	–	(75,035)	–
Class P	–	(304)	–
Class Y	–	(465,494)	–
Total distributions to shareholders	–	(1,307,975)	–
Capital share transactions (See Note 11):
Net proceeds from sales of shares	147,453,877	20,326,792	82,283,347
Reinvestment of distributions	–	1,177,868	–
Cost of shares reacquired	(51,266,526)	(7,703,019)	(5,250,494)
Net increase in net assets resulting from capital share transactions	96,187,351	13,801,641	77,032,853
Net increase in net assets	165,594,801	20,771,932	82,892,537
NET ASSETS:
Beginning of year	$201,714,262	$38,255,054	$–
End of year	$367,309,063	$59,026,986	$82,892,537
Undistributed net investment income	$691,729	$595,065	$6,647

*For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Year Ended October 31, 2005

INCREASE IN NET ASSETS	All Value Fund	Alpha Strategy Fund	International Core Equity Fund
Operations:
Net investment income (loss)	$9,918,516	$(575,191)	$1,153,063
Capital gains received from Underlying Funds	–	3,446,887	–
Net realized gain (loss) on investment and foreign currency related transactions	179,115,531	(41,326)	10,807,813
Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	9,681,086	24,800,109	10,523,691
Net increase in net assets resulting from operations	198,715,133	27,630,479	22,484,567
Distributions to shareholders from:
Net investment income
Class A	(7,886,462)	(454,589)	(54,718)
Class B	(231,659)	–	–
Class C	(543,840)	–	–
Class P	(33,338)	–	–
Class Y	(15,527)	(3,899)	(8,050)
Net realized gain
Class A	(13,311,767)	–	–
Class B	(2,003,914)	–	–
Class C	(4,200,086)	–	–
Class P	(54,527)	–	–
Class Y	(18,323)	–	–
Total distributions to shareholders	(28,299,443)	(458,488)	(62,768)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	819,312,378	31,360,997	230,154,419
Reinvestment of distributions	24,894,762	429,563	55,743
Cost of shares reacquired	(322,715,700)	(32,433,304)	(17,203,797)
Net increase (decrease) in net assets resulting from capital share transactions	521,491,440	(642,744)	213,006,365
Net increase in net assets	691,907,130	26,529,247	235,428,164
NET ASSETS:
Beginning of year	$1,849,865,734	$139,826,674	$73,813,755
End of year	$2,541,772,864	$166,355,921	$309,241,919
Undistributed (distributions in excess of) net investment income	$5,129,588	$(12,602)	$923,004

See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

For the Year Ended October 31, 2005

INCREASE IN NET ASSETS	International Opportunities Fund	Large-Cap Value Fund
Operations:
Net investment income (loss)	$(255,976)	$341,914
Net realized gain on investment and foreign currency related transactions	28,362,604	798,733
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	10,816,111	(5,834)
Net increase in net assets resulting from operations	38,922,739	1,134,813
Distributions to shareholders from:
Net investment income
Class A	–	(89,997)
Class B	–	(9,409)
Class C	–	(11,671)
Class P	–	(89)
Class Y	(39,769)	(24,772)
Net realized gain
Class A	–	(134,641)
Class B	–	(20,541)
Class C	–	(21,775)
Class P	–	(161)
Class Y	–	(28,334)
Total distributions to shareholders	(39,769)	(341,390)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	36,796,502	28,634,282
Reinvestment of distributions	39,769	295,506
Cost of shares reacquired	(33,191,474)	(6,560,508)
Net increase in net assets resulting from capital share transactions	3,644,797	22,369,280
Net increase in net assets	42,527,767	23,162,703
NET ASSETS:
Beginning of year	$159,186,495	$15,092,351
End of year	$201,714,262	$38,255,054
Undistributed (distributions in excess of) net investment income	$(18,928)	$292,055

See Notes to Financial Statements.

Financial Highlights

ALL VALUE FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$12.13	$11.18	$9.93	$8.22	$9.83
Investment operations:
Net investment income(a)	.08	.07	.06	.02	.01
Net realized and unrealized gain (loss)	1.82	1.06	1.30	1.87	(.67)
Total from investment operations	1.90	1.13	1.36	1.89	(.66)
Distributions to shareholders from:
Net investment income	(.06)	(.07)	(.01)	–	(.02)
Net realized gain	(.83)	(.11)	(.10)	(.18)	(.93)
Total distributions	(.89)	(.18)	(.11)	(.18)	(.95)
Net asset value, end of year	$13.14	$12.13	$11.18	$9.93	$8.22
Total Return(b)	16.49%	10.19%	13.80%	23.46%	(7.95)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.14%	1.17%	1.24%	1.38%	1.42%
Expenses, excluding expense reductions	1.14%	1.17%	1.24%	1.38%	1.42%
Net investment income	.63%	.62%	.53%	.25%	.13%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$2,198,884	$1,771,120	$1,268,285	$452,098	$189,698
Portfolio turnover rate	63.84%	52.24%	21.92%	36.39%	79.39%

See Notes to Financial Statements.

Financial Highlights (continued)

ALL VALUE FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of year	$11.74	$10.84	$9.69	$8.07	$9.70
Investment operations:
Net investment loss(a)	– (e)	– (e)	(.01)	(.03)	(.04)
Net realized and unrealized gain (loss)	1.76	1.02	1.26	1.83	(.66)
Total from investment operations	1.76	1.02	1.25	1.80	(.70)
Distributions to shareholders from:
Net investment income	–	(.01)	–	–	–
Net realized gain	(.84)	(.11)	(.10)	(.18)	(.93)
Total distributions	(.84)	(.12)	(.10)	(.18)	(.93)
Net asset value, end of year	$12.66	$11.74	$10.84	$9.69	$8.07
Total Return(b)	15.68%	9.52%	12.98%	22.77%	(8.51)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.79%	1.81%	1.87%	2.00%	2.03%
Expenses, excluding expense reductions	1.79%	1.81%	1.87%	2.00%	2.03%
Net investment loss	(.02)%	(.01)%	(.10)%	(.37)%	(.48)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$278,649	$240,977	$185,775	$100,272	$47,423
Portfolio turnover rate	63.84%	52.24%	21.92%	36.39%	79.39%

See Notes to Financial Statements.

Financial Highlights (continued)

ALL VALUE FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$11.71	$10.81	$9.66	$8.05	$9.67
Investment operations:
Net investment loss(a)	– (e)	– (e)	(.01)	(.03)	(.03)
Net realized and unrealized gain (loss)	1.75	1.02	1.26	1.82	(.66)
Total from investment operations	1.75	1.02	1.25	1.79	(.69)
Distributions to shareholders from:
Net investment income	–	(.01)	–	–	–
Net realized gain	(.84)	(.11)	(.10)	(.18)	(.93)
Total distributions	(.84)	(.12)	(.10)	(.18)	(.93)
Net asset value, end of year	$12.62	$11.71	$10.81	$9.66	$8.05
Total Return(b)	15.64%	9.56%	13.02%	22.70%	(8.42)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.79%	1.81%	1.87%	2.00%	1.89%
Expenses, excluding expense reductions	1.79%	1.81%	1.87%	2.00%	1.89%
Net investment loss	(.02)%	(.01)%	(.10)%	(.37)%	(.34)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$622,822	$513,752	$389,161	$200,025	$112,052
Portfolio turnover rate	63.84%	52.24%	21.92%	36.39%	79.39%

See Notes to Financial Statements.

Financial Highlights (continued)

ALL VALUE FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of year	$12.05	$11.12	$9.88	$8.19	$9.83
Investment operations:
Net investment income(a)	.06	.06	.05	.01	– (e)
Net realized and unrealized gain (loss)	1.82	1.05	1.30	1.86	(.66)
Total from investment operations	1.88	1.11	1.35	1.87	(.66)
Distributions to shareholders from:
Net investment income	(.06)	(.07)	(.01)	–	(.05)
Net realized gain	(.84)	(.11)	(.10)	(.18)	(.93)
Total distributions	(.90)	(.18)	(.11)	(.18)	(.98)
Net asset value, end of year	$13.03	$12.05	$11.12	$9.88	$8.19
Total Return(b)	16.36%	10.09%	13.71%	23.30%	(8.04)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.24%	1.26%	1.32%†	1.45%	1.48%
Expenses, excluding expense reductions	1.25%	1.26%	1.32%†	1.45%	1.48%
Net investment income	.49%	.47%	.45%†	.18%	.07%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$42,516	$13,279	$4,895	$1,280	$368
Portfolio turnover rate	63.84%	52.24%	21.92%	36.39%	79.39%

See Notes to Financial Statements.

Financial Highlights (concluded)

ALL VALUE FUND

	Year Ended			3/31/2003(c) to
	2006	2005	2004	10/31/03
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of period	$12.19	$11.22	$9.95	$7.83
Investment operations:
Net investment income(a)	.12	.12	.10	.03
Net realized and unrealized gain	1.83	1.06	1.30	2.09
Total from investment operations	1.95	1.18	1.40	2.12
Distributions to shareholders from:
Net investment income	(.10)	(.10)	(.03)	–
Net realized gain	(.83)	(.11)	(.10)	–
Total distributions	(.93)	(.21)	(.13)	–
Net asset value, end of period	$13.21	$12.19	$11.22	$9.95
Total Return(b)	16.87%	10.61%	14.18%	27.08	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions	.79%	.81%	.87%†	1.00	%(d)†
Expenses, excluding expense reductions	.79%	.81%	.87%†	1.00	%(d)†
Net investment income	.97%	.97%	.90%†	.63	%(d)†
	Year Ended			3/31/2003(c) to
Supplemental Data:	2006	2005	2004	10/31/03
Net assets, end of period (000)	$3,880	$2,645	$1,750	$13
Portfolio turnover rate	63.84%	52.24%	21.92%	36.39%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Commencement of offering of class shares.

(d) Not annualized.

(e) Amount represents less than $.01.

See Notes to Financial Statements.

Financial Highlights

ALPHA STRATEGY FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$19.11	$15.96	$14.38	$10.62	$12.96
Investment operations:
Net investment income (loss)(b)	(.06)	(.01)	.10	.02	(.05)
Net realized and unrealized gain (loss)	4.63	3.26	1.48	3.83	(1.70)
Total from investment operations	4.57	3.25	1.58	3.85	(1.75)
Distributions to shareholders from:
Net investment income	–	(.10)	–	–	–
Net realized gain	–	–	–	(.09)	(.59)
Total distributions	–	(.10)	–	(.09)	(.59)
Net asset value, end of year	$23.68	$19.11	$15.96	$14.38	$10.62
Total Return(c)	23.91%	20.46%	10.99%	36.59%	(14.41)%
Ratios to Average Net Assets:*
Expenses, including expense reductions and expenses assumed and waived	.35%	.35%	.36%	.39%	.37%
Expenses, excluding expense reductions and expenses assumed and waived	.80%	.83%	1.03%	1.45%	1.37%
Net investment income (loss)	(.28)%	(.08)%	.63%	.13%	(.34)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$196,448	$90,641	$69,957	$62,383	$53,121
Portfolio turnover rate	8.83%	6.94%	2.59%	2.47%	1.75%

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of year	$18.51	$15.46	$14.02	$10.43	$12.81
Investment operations:
Net investment income (loss)(b)	(.20)	(.12)	.01	(.06)	(.12)
Net realized and unrealized gain (loss)	4.48	3.17	1.43	3.74	(1.67)
Total from investment operations	4.28	3.05	1.44	3.68	(1.79)
Distributions to shareholders from:
Net realized gain	–	–	–	(.09)	(.59)
Net asset value, end of year	$22.79	$18.51	$15.46	$14.02	$10.43
Total Return(c)	23.12%	19.73%	10.27%	35.62%	(14.91)%
Ratios to Average Net Assets:*
Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.01%	1.04%	1.00%
Expenses, excluding expense reductions and expenses assumed and waived	1.44%	1.47%	1.68%	2.10%	2.00%
Net investment income (loss)	(.92)%	(.71)%	.03%	(.52)%	(.97)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$47,954	$45,179	$41,771	$42,342	$35,661
Portfolio turnover rate	8.83%	6.94%	2.59%	2.47%	1.75%

See Notes to Financial Statements.

Financial Highlights (continued)

ALPHA STRATEGY FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$18.51	$15.46	$14.02	$10.43	$12.80
Investment operations:
Net investment income (loss)(b)	(.20)	(.12)	.01	(.06)	(.10)
Net realized and unrealized gain (loss)	4.48	3.17	1.43	3.74	(1.68)
Total from investment operations	4.28	3.05	1.44	3.68	(1.78)
Distributions to shareholders from:
Net realized gain	–	–	–	(.09)	(.59)
Net asset value, end of year	$22.79	$18.51	$15.46	$14.02	$10.43
Total Return(c)	23.12%	19.73%	10.27%	35.62%	(14.77)%
Ratios to Average Net Assets:*
Expenses, including expense reductions and expenses assumed and waived	1.00%	1.00%	1.01%	1.04%	.89%
Expenses, excluding expense reductions and expenses assumed and waived	1.45%	1.47%	1.68%	2.10%	1.89%
Net investment income (loss)	(.92)%	(.71)%	.03%	(.52)%	(.86)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$75,193	$29,998	$27,701	$28,970	$24,690
Portfolio turnover rate	8.83%	6.94%	2.59%	2.47%	1.75%

See Notes to Financial Statements.

Financial Highlights (concluded)

ALPHA STRATEGY FUND

	Year Ended 10/31		10/20/2004(a) to
	2006	2005	10/31/2004
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of period	$19.12	$15.96	$15.65
Investment operations:
Net investment income(b)	.02	.05	–	(e)
Net realized and unrealized gain	4.63	3.27	.31
Total from investment operations	4.65	3.32	.31
Distributions to shareholders from:
Net investment income	–	(.16)	–
Net asset value, end of period	$23.77	$19.12	$15.96
Total Return(c)	24.32%	20.91%	2.18	%(d)
Ratios to Average Net Assets:*
Expenses, including expense reductions and expenses assumed and waived	.00%	.00%	.00	%(d)
Expenses, excluding expense reductions and expenses assumed and waived	.45%	.48%	.00	%(d)
Net investment income	.08%	.27%	.00	%(d)(f)
	Year Ended 10/31		10/20/2004(a) to
Supplemental Data:	2006	2005	10/31/2004
Net assets, end of period (000)	$1,001	$539	$398
Portfolio turnover rate	8.83%	6.94%	2.59%

* Does not include expenses of the Underlying Funds in which the Fund invests.

(a) Commencement of offering of class shares.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Amount represents less than $.01.

(f) Amount represents less than .01%.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL CORE EQUITY FUND

	Year Ended 10/31		12/15/2003(a) to
	2006	2005	10/31/2004
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of period	$12.37	$10.42	$10.00
Unrealized appreciation on investments			.15
Net asset value on SEC Effective Date			$10.15
Investment operations:
Net investment income(b)	.08	.09	.04
Net realized and unrealized gain	3.17	1.87	.23
Total from investment operations	3.25	1.96	.27
Distributions to shareholders from:
Net investment income	(.05)	(.01)	–
Net realized gain	(.34)	–	–
Total distributions	(.39)	(.01)	–
Net asset value, end of period	$15.23	$12.37	$10.42
Total Return(c)			1.50	%(d)(e)
Total Return(c)	26.86%	18.80%	2.66	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.52%	1.66%	1.50	%(d)
Expenses, excluding expense reductions and expenses assumed	1.53%	1.66%	2.13	%(d)
Net investment income	.55%	.79%	.40	%(d)
	Year Ended 10/31		12/15/2003(a) to
Supplemental Data:	2006	2005	10/31/2004
Net assets, end of period (000)	$655,273	$235,563	$58,484
Portfolio turnover rate	134.00%	100.87%	142.16%

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Year Ended 10/31		12/15/2003(a) to
	2006	2005	10/31/2004
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of period	$12.24	$10.36	$10.00
Unrealized appreciation on investments			.15
Net asset value on SEC Effective Date			$10.15
Investment operations:
Net investment income (loss)(b)	(.01)	.03	(.01)
Net realized and unrealized gain	3.13	1.85	.22
Total from investment operations	3.12	1.88	.21
Distributions to shareholders from:
Net investment income	(.02)	–	–
Net realized gain	(.34)	–	–
Total distributions	(.36)	–	–
Net asset value, end of period	$15.00	$12.24	$10.36
Total Return(c)			1.50	%(d)(e)
Total Return(c)	25.98%	18.15%	2.07	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	2.17%	2.30%	2.04	%(d)
Expenses, excluding expense reductions and expenses assumed	2.18%	2.30%	2.67	%(d)
Net investment income (loss)	(.09)%	.22%	(.14	)%(d)
	Year Ended 10/31		12/15/2003(a) to
Supplemental Data:	2006	2005	10/31/2004
Net assets, end of period (000)	$51,040	$17,472	$2,937
Portfolio turnover rate	134.00%	100.87%	142.16%

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Year Ended 10/31		12/15/2003(a) to
	2006	2005	10/31/2004
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of period	$12.24	$10.37	$10.00
Unrealized appreciation on investments			.15
Net asset value on SEC Effective Date			$10.15
Investment operations:
Net investment income (loss)(b)	(.01)	.02	(.01)
Net realized and unrealized gain	3.13	1.85	.23
Total from investment operations	3.12	1.87	.22
Distributions to shareholders from:
Net investment income	(.02)	–	–
Net realized gain	(.34)	–	–
Total distributions	(.36)	–	–
Net asset value, end of period	$15.00	$12.24	$10.37
Total Return(c)			1.50	%(d)(e)
Total Return(c)	25.98%	18.03%	2.17	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	2.17%	2.30%	2.04	%(d)
Expenses, excluding expense reductions and expenses assumed	2.18%	2.30%	2.67	%(d)
Net investment income (loss)	(.07)%	.19%	(.14	)%(d)
	Year Ended 10/31		12/15/2003(a) to
Supplemental Data:	2006	2005	10/31/2004
Net assets, end of period (000)	$138,424	$44,240	$9,291
Portfolio turnover rate	134.00%	100.87%	142.16%

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL CORE EQUITY FUND

	Year Ended 10/31		12/15/2003(a) to
	2006	2005	10/31/2004
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of period	$12.36	$10.41	$10.00
Unrealized appreciation on investments			.15
Net asset value on SEC Effective Date			$10.15
Investment operations:
Net investment income(b)	.08	.07	.04
Net realized and unrealized gain	3.16	1.88	.22
Total from investment operations	3.24	1.95	.26
Distributions to shareholders from:
Net investment income	(.03)	–	–
Net realized gain	(.35)	–	–
Total distributions	(.38)	–	–
Net asset value, end of period	$15.22	$12.36	$10.41
Total Return(c)			1.50	%(d)(e)
Total Return(c)	26.69%	18.73%	2.56	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.62%	1.71%	1.55	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.63%	1.71%	2.18	%(d)†
Net investment income	.55%	.63%	.35	%(d)†
	Year Ended 10/31		12/15/2003(a) to
Supplemental Data:	2006	2005	10/31/2004
Net assets, end of period (000)	$66	$16	$11
Portfolio turnover rate	134.00%	100.87%	142.16%

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL CORE EQUITY FUND

	Year Ended 10/31		12/15/2003(a) to
	2006	2005	10/31/2004
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of period	$12.43	$10.45	$10.00
Unrealized appreciation on investments			.15
Net asset value on SEC Effective Date			$10.15
Investment operations:
Net investment income(b)	.13	.12	.08
Net realized and unrealized gain	3.19	1.89	.22
Total from investment operations	3.32	2.01	.30
Distributions to shareholders from:
Net investment income	(.08)	(.03)	–
Net realized gain	(.34)	–	–
Total distributions	(.42)	(.03)	–
Net asset value, end of period	$15.33	$12.43	$10.45
Total Return(c)			1.50	%(d)(e)
Total Return(c)	27.26%	19.23%	2.96	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.18%	1.30%	1.16	%(d)
Expenses, excluding expense reductions and expenses assumed	1.19%	1.30%	1.79	%(d)
Net investment income	.92%	1.01%	.74	%(d)
	Year Ended 10/31		12/15/2003(a) to
Supplemental Data:	2006	2005	10/31/2004
Net assets, end of period (000)	$70,641	$11,952	$3,091
Portfolio turnover rate	134.00%	100.87%	142.16%

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations is December 15, 2003; SEC effective date is December 31, 2003; date shares first became available to the public is January 2, 2004.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period 12/15/2003 through 12/31/2003.

(f) Total return for the period 12/31/2003 through 10/31/2004.

See Notes to Financial Statements.

Financial Highlights

INTERNATIONAL OPPORTUNITIES FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$11.97	$9.61	$8.41	$6.29	$7.78
Investment operations:
Net investment income (loss)(a)	.05	(.01)	.02	.08	.03
Net realized and unrealized gain (loss)	3.70	2.37	1.33	2.09	(1.52)
Total from investment operations	3.75	2.36	1.35	2.17	(1.49)
Distributions to shareholders from:
Net investment income	–	–	(.15)	(.05)	–
Net asset value, end of year	$15.72	$11.97	$9.61	$8.41	$6.29
Total Return(b)	31.33%	24.56%	16.31%	35.07%	(19.16)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.60%	1.74%	1.83%	2.11%	1.89%
Expenses, excluding expense reductions	1.60%	1.74%	1.83%	2.11%	1.89%
Net investment income (loss)	.38%	(.11)%	.26%	1.11%	.50%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$148,996	$89,402	$67,314	$55,230	$44,975
Portfolio turnover rate	98.16%	78.65%	75.56%	72.36%	82.38%

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of year	$11.59	$9.37	$8.20	$6.13	$7.65
Investment operations:
Net investment income (loss)(a)	(.04)	(.08)	(.04)	.03	(.02)
Net realized and unrealized gain (loss)	3.57	2.30	1.30	2.05	(1.50)
Total from investment operations	3.53	2.22	1.26	2.08	(1.52)
Distributions to shareholders from:
Net investment income	–	–	(.09)	(.01)	–
Net asset value, end of year	$15.12	$11.59	$9.37	$8.20	$6.13
Total Return(b)	30.46%	23.69%	15.61%	33.89%	(19.87)%
Ratios to Average Net Assets:
Expenses, including expense reductions	2.24%	2.38%	2.48%	2.73%	2.69%
Expenses, excluding expense reductions	2.24%	2.39%	2.48%	2.73%	2.69%
Net investment income (loss)	(.30)%	(.76)%	(.39)%	.49%	(.30)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$36,642	$27,115	$21,962	$17,978	$13,174
Portfolio turnover rate	98.16%	78.65%	75.56%	72.36%	82.38%

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of year	$11.54	$9.32	$8.19	$6.12	$7.61
Investment operations:
Net investment income (loss)(a)	(.04)	(.08)	(.04)	.07	– (c)
Net realized and unrealized gain (loss)	3.55	2.30	1.30	2.04	(1.49)
Total from investment operations	3.51	2.22	1.26	2.11	(1.49)
Distributions to shareholders from:
Net investment income	–	–	(.13)	(.04)	–
Net asset value, end of year	$15.05	$11.54	$9.32	$8.19	$6.12
Total Return(b)	30.42%	23.82%	15.61%	34.67%	(19.58)%
Ratios to Average Net Assets:
Expenses, including expense reductions	2.24%	2.38%	2.48%	2.73%	2.36%
Expenses, excluding expense reductions	2.25%	2.39%	2.48%	2.73%	2.36%
Net investment income (loss)	(.27)%	(.75)%	(.39)%	.99%	.03%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$30,673	$17,621	$12,766	$10,323	$7,823
Portfolio turnover rate	98.16%	78.65%	75.56%	72.36%	82.38%

See Notes to Financial Statements.

Financial Highlights (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Year Ended 10/31
	2006	2005	2004		2003		2002
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of year	$12.11	$9.71	$8.47		$6.31		$7.82
Investment operations:
Net investment income (loss)(a)	.09	(.01)	.01		.10		.03
Net realized and unrealized gain (loss)	3.69	2.41	1.35		2.10		(1.54)
Total from investment operations	3.78	2.40	1.36		2.20		(1.51)
Distributions to shareholders from:
Net investment income	–	–	(.12)		(.04)		–
Net asset value, end of year	$15.89	$12.11	$9.71		$8.47		$6.31
Total Return(b)	31.21%	24.72%	16.37%		35.17%		(19.31)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.74%	1.69%	1.93	%†	2.18	%†	2.14%
Expenses, excluding expense reductions	1.74%	1.69%	1.93	%†	2.18	%†	2.14%
Net investment income (loss)	.62%	(.06)%	.16	%†	1.00	%†	.25%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004		2003		2002
Net assets, end of year (000)	$1,489	$3	$1		$1		$1
Portfolio turnover rate	98.16%	78.65%	75.56%		72.36%		82.38%

See Notes to Financial Statements.

Financial Highlights (concluded)

INTERNATIONAL OPPORTUNITIES FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of year	$12.21	$9.77	$8.53	$6.39	$7.90
Investment operations:
Net investment income(a)	.11	.02	.06	.10	.06
Net realized and unrealized gain (loss)	3.76	2.43	1.34	2.12	(1.57)
Total from investment operations	3.87	2.45	1.40	2.22	(1.51)
Distributions to shareholders from:
Net investment income	–	(.01)	(.16)	(.08)	–
Net asset value, end of year	$16.08	$12.21	$9.77	$8.53	$6.39
Total Return(b)	31.70%	25.06%	16.73%	35.22%	(19.11)%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.25%	1.38%	1.48%	1.74%	1.69%
Expenses, excluding expense reductions	1.25%	1.39%	1.48%	1.74%	1.69%
Net investment income	.76%	.22%	.61%	1.47%	.70%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$149,509	$67,574	$57,143	$53,237	$45,748
Portfolio turnover rate	98.16%	78.65%	75.56%	72.36%	82.38%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Amount represents less than $.01.

See Notes to Financial Statements.

Financial Highlights

LARGE-CAP VALUE FUND

	Year Ended			6/23/2003(a) to
	2006	2005	2004	10/31/2003
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of period	$12.38	$11.80	$10.73	$10.00
Unrealized depreciation on investments				(.10)
Net asset value on SEC Effective Date, June 30, 2003				$9.90
Investment operations:
Net investment income(b)	.17	.14	.09	.03
Net realized and unrealized gain	2.05	.71	1.05	.80
Total from investment operations	2.22	.85	1.14	.83
Distributions to shareholders from:
Net investment income	(.12)	(.11)	(.07)	–
Net realized gain	(.29)	(.16)	–	–
Total distributions	(.41)	(.27)	(.07)	–
Net asset value, end of period	$14.19	$12.38	$11.80	$10.73
Total Return(c)				(1.00	)%(d)(e)
Total Return(c)	18.40%	7.23%	10.74%	8.38	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.95%	.95%	.95%	.33	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.28%	1.50%	2.59%	7.12	%(d)†
Net investment income	1.26%	1.14%	.75%	.27	%(d)†
	Year Ended			6/23/2003(a) to
Supplemental Data:	2006	2005	2004	10/31/2003
Net assets, end of period (000)	$20,994	$13,763	$10,102	$2,271
Portfolio turnover rate	42.16%	54.12%	30.53%	8.87%

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE-CAP VALUE FUND

	Year Ended			6/23/2003(a) to
	2006	2005	2004	10/31/2003
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of period	$12.19	$11.67	$10.68	$10.00
Unrealized depreciation on investments				(.11)
Net asset value on SEC Effective Date, June 30, 2003				$9.89
Investment operations:
Net investment income(b)	.08	.06	.01	–	(g)
Net realized and unrealized gain	2.03	.69	1.05	.79
Total from investment operations	2.11	.75	1.06	.79
Distributions to shareholders from:
Net investment income	(.04)	(.07)	(.07)	–
Net realized gain	(.30)	(.16)	–	–
Total distributions	(.34)	(.23)	(.07)	–
Net asset value, end of period	$13.96	$12.19	$11.67	$10.68
Total Return(c)				(1.10	)%(d)(e)
Total Return(c)	17.65%	6.49%	10.02%	7.99	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.60%	1.60%	1.60%	.56	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.93%	2.11%	3.24%	7.35	%(d)†
Net investment income	.60%	.49%	.10%	.04	%(d)†
	Year Ended			6/23/2003(a) to
Supplemental Data:	2006	2005	2004	10/31/2003
Net assets, end of period (000)	$3,109	$1,749	$1,445	$111
Portfolio turnover rate	42.16%	54.12%	30.53%	8.87%

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE-CAP VALUE FUND

	Year Ended			6/23/2003(a) to
	2006	2005	2004	10/31/2003
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of period	$12.20	$11.69	$10.69	$10.00
Unrealized depreciation on investments				(.11)
Net asset value on SEC Effective Date, June 30, 2003				$9.89
Investment operations:
Net investment income(b)	.08	.06	.01	–	(g)
Net realized and unrealized gain	2.02	.70	1.06	.80
Total from investment operations	2.10	.76	1.07	.80
Distributions to shareholders from:
Net investment income	(.05)	(.09)	(.07)	–
Net realized gain	(.30)	(.16)	–	–
Total distributions	(.35)	(.25)	(.07)	–
Net asset value, end of period	$13.95	$12.20	$11.69	$10.69
Total Return(c)				(1.10	)%(d)(e)
Total Return(c)	17.58%	6.50%	10.07%	8.09	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.60%	1.60%	1.60%	.56	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.93%	2.18%	3.24%	7.35	%(d)†
Net investment income	.61%	.46%	.10%	.04	%(d)†
	Year Ended			6/23/2003(a) to
Supplemental Data:	2006	2005	2004	10/31/2003
Net assets, end of period (000)	$4,753	$3,155	$1,490	$148
Portfolio turnover rate	42.16%	54.12%	30.53%	8.87%

See Notes to Financial Statements.

Financial Highlights (continued)

LARGE-CAP VALUE FUND

	Year Ended			6/23/2003(a) to
	2006	2005	2004	10/31/2003
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of period	$12.38	$11.80	$10.73	$10.00
Unrealized depreciation on investments				(.10)
Net asset value on SEC Effective Date, June 30, 2003				$9.90
Investment operations:
Net investment income(b)	.15	.13	.07	.02
Net realized and unrealized gain	2.05	.70	1.07	.81
Total from investment operations	2.20	.83	1.14	.83
Distributions to shareholders from:
Net investment income	(.10)	(.09)	(.07)	–
Net realized gain	(.29)	(.16)	–	–
Total distributions	(.39)	(.25)	(.07)	–
Net asset value, end of period	$14.19	$12.38	$11.80	$10.73
Total Return(c)				(1.00	)%(d)(e)
Total Return(c)	18.23%	7.07%	10.65%	8.38	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.05%	1.05%	1.05%	.37	%(d)†
Expenses, excluding expense reductions and expenses assumed	1.38%	1.52%	2.69%	7.16	%(d)†
Net investment income	1.17%	1.06%	.65%	.23	%(d)†
	Year Ended			6/23/2003(a) to
Supplemental Data:	2006	2005	2004	10/31/2003
Net assets, end of period (000)	$15	$13	$12	$11
Portfolio turnover rate	42.16%	54.12%	30.53%	8.87%

See Notes to Financial Statements.

Financial Highlights (concluded)

LARGE-CAP VALUE FUND

	Year Ended			6/23/2003(a) to
	2006	2005	2004	10/31/2003
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of period	$12.44	$11.85	$10.75	$10.00
Unrealized depreciation on investments				(.10)
Net asset value on SEC Effective Date, June 30, 2003				$9.90
Investment operations:
Net investment income(b)	.21	.17	.13	.04
Net realized and unrealized gain	2.07	.72	1.05	.81
Total from investment operations	2.28	.89	1.18	.85
Distributions to shareholders from:
Net investment income	(.15)	(.14)	(.08)	–
Net realized gain	(.30)	(.16)	–	–
Total distributions	(.45)	(.30)	(.08)	–
Net asset value, end of period	$14.27	$12.44	$11.85	$10.75
Total Return(c)				(1.00	)%(d)(e)
Total Return(c)	18.83%	7.58%	11.09%	8.59	%(d)(f)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.60%	.60%	.60%	.21	%(d)†
Expenses, excluding expense reductions and expenses assumed	.93%	1.18%	2.24%	7.00	%(d)†
Net investment income	1.61%	1.37%	1.10%	.39	%(d)†
	Year Ended			6/23/2003(a) to
Supplemental Data:	2006	2005	2004	10/31/2003
Net assets, end of period (000)	$30,156	$19,576	$2,043	$11
Portfolio turnover rate	42.16%	54.12%	30.53%	8.87%

† The ratios have been determined on a Fund basis.

(a) Commencement of investment operations; SEC effective date and date shares first became available to the public is June 30, 2003.

(b) Calculated using average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d) Not annualized.

(e) Total return for the period June 23, 2003 through June 30, 2003.

(f) Total return for the period June 30, 2003 through October 31, 2003.

(g) Amount represents less than $.01.

See Notes to Financial Statements.

Financial Highlights

VALUE OPPORTUNITIES FUND

	12/20/2005(c) to 10/31/2006
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income(a)	.01
Net realized and unrealized gain	2.42
Total from investment operations	2.43
Net asset value, end of period	$12.43
Total Return(b)	24.30	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.11	%(d)
Expenses, excluding expense reductions and expenses assumed	1.73	%(e)
Net investment income	.14	%(e)
Supplemental Data:	12/20/2005(c) to 10/31/2006
Net assets, end of period (000)	$59,245
Portfolio turnover rate	296.82	%(d)

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	12/20/2005(c) to 10/31/2006
Per Share Operating Performance (Class B Shares)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss(a)	(.06)
Net realized and unrealized gain	2.43
Total from investment operations	2.37
Net asset value, end of period	$12.37
Total Return(b)	23.70	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.67	%(d)
Expenses, excluding expense reductions and expenses assumed	2.30	%(e)
Net investment loss	(.53	)%(e)
Supplemental Data:	12/20/2005(c) to 10/31/2006
Net assets, end of period (000)	$5,440
Portfolio turnover rate	296.82	%(d)

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	12/20/2005(c) to 10/31/2006
Per Share Operating Performance (Class C Shares)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment loss(a)	(.06)
Net realized and unrealized gain	2.43
Total from investment operations	2.37
Net asset value, end of period	$12.37
Total Return(b)	23.70	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.67	%(d)
Expenses, excluding expense reductions and expenses assumed	2.29	%(e)
Net investment loss	(.53	)%(e)
Supplemental Data:	12/20/2005(c) to 10/31/2006
Net assets, end of period (000)	$14,850
Portfolio turnover rate	296.82	%(d)

See Notes to Financial Statements.

Financial Highlights (continued)

VALUE OPPORTUNITIES FUND

	12/20/2005(c) to 10/31/2006
Per Share Operating Performance (Class P Shares)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income(a)	.02
Net realized and unrealized gain	2.40
Total from investment operations	2.42
Net asset value, end of period	$12.42
Total Return(b)	24.20	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.20	%(d)
Expenses, excluding expense reductions and expenses assumed	3.09	%(e)
Net investment income	.27	%(e)
Supplemental Data:	12/20/2005(c) to 10/31/2006
Net assets, end of period (000)	$12
Portfolio turnover rate	296.82	%(d)

See Notes to Financial Statements.

Financial Highlights (concluded)

VALUE OPPORTUNITIES FUND

	12/20/2005(c) to 10/31/2006
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of period	$10.00
Investment operations:
Net investment income(a)	.05
Net realized and unrealized gain	2.42
Total from investment operations	2.47
Net asset value, end of period	$12.47
Total Return(b)	24.70	%(d)
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	.81	%(d)
Expenses, excluding expense reductions and expenses assumed	1.53	%(e)
Net investment income	.53	%(e)
Supplemental Data:	12/20/2005(c) to 10/31/2006
Net assets, end of period (000)	$3,345
Portfolio turnover rate	296.82	%(d)

(a) Calculated using average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c) Commencement of investment operations and SEC effective date is December 20, 2005; date shares became available to the public is January 3, 2006.

(d) Not annualized.

(e) Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as a diversified open-end management investment company organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of eight funds. This report covers the following six funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett All Value Fund ("All Value Fund"), Classes A, B, C, P and Y shares; Lord Abbett Alpha Strategy Fund ("Alpha Strategy Fund"), Classes A, B, C, P and Y shares; Lord Abbett International Core Equity Fund ("International Core Equity Fund"), Classes A, B, C, P and Y shares; Lord Abbett International Opportunities Fund ("International Opportunities Fund"), Classes A, B, C, P and Y shares; Lord Abbett Large-Cap Value Fund ("Large-Cap Value Fund"), Classes A, B, C, P, and Y shares; and Lord Abbett Value Opportunities Fund ("Value Opportunities Fund"), Classes A, B, C, P and Y shares. As of the date of this report, Alpha Strategy Fund has not issued Class P shares. Value Opportunities Fund commenced investment operations and became effective with the SEC on December 20, 2005. Shares first became available to the public on January 3, 2006.

All Value Fund's investment objective is to seek long-term growth of capital and income without excessive fluctuations in market value. Each of Alpha Strategy Fund's, International Core Equity Fund's, International Opportunities Fund's, and Value Opportunities Fund's investment objective is to seek long-term capital appreciation. Alpha Strategy Fund invests in other funds ("Underlying Funds") managed by Lord, Abbett & Co. LLC ("Lord Abbett"). Large-Cap Value Fund's investment objective is to seek a high level of total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of the Classes B, C, P and Y shares, although there may be a contingent deferred sales charge ("CDSC") as follows: certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge; Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will convert to Class A shares on the eighth anniversary of the original purchase of Class B shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at last quoted sale price

Notes to Financial Statements (continued)

or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

(e)  Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis. Expenses, excluding class-specific expenses, are generally allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Classes A, B, C and P shares bear their class-specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan (the "Plan").

(f)  Foreign Transactions–The books and records of International Core Equity Fund and International Opportunities Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in each Fund's records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect current exchange rates. The resultant exchange gains and losses are included in Net realized gain on investments and foreign currency related transactions on each Fund's Statement of Operations. Each Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)  Forward Foreign Currency Exchange Contracts–International Core Equity Fund and International Opportunities Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies on each Fund's Statement of

Notes to Financial Statements (continued)

Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain on investments and foreign currency related transactions on each Fund's Statement of Operations. As of October 31, 2006, there were no open forward foreign currency exchange contracts outstanding.

(h)  Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of the securities.

(i)  When-Issued or Forward Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by a fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund's custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Trust has a management agreement with Lord Abbett pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fees are based on average daily net assets at the following annual rates:

	Management Fees		Voluntary Waiver
All Value Fund	.53	%(1)	-
Alpha Strategy Fund	.10%		.10	%(2)
International Core Equity Fund	.75	%(3)	-
International Opportunities Fund	.75	%(3)	-
Large-Cap Value Fund	.40	%(4)	-
Value Opportunities Fund	.75	%(3)	-

Notes to Financial Statements (continued)

(1) The management fee for All Value Fund is based on the Fund's average daily net assets at the following annual rates:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

(2) For the fiscal year ended October 31, 2006, Lord Abbett contractually agreed to waive its management fee.

(3) The management fee for International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund is based on average daily net assets at the following annual rates:

First $1 billion	.75%
Next $1 billion	.70%
Over $2 billion	.65%

(4) The management fee for Large-Cap Value Fund is based on average daily net assets at the following annual rates:

First $2 billion	.40%
Next $3 billion	.375%
Over $5 billion	.35%

For the fiscal year ended October 31, 2006, Lord Abbett contractually agreed to reimburse the International Core Equity Fund to the extent necessary so that each class' total annual operating expenses did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.75%
B	2.40%
C	2.40%
P	1.85%
Y	1.40%

For the fiscal year ended October 31, 2006, Lord Abbett contractually agreed to reimburse the Large-Cap Value Fund to the extent necessary so that each class' total annual operating expenses did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	.95%
B	1.60%
C	1.60%
P	1.05%
Y	.60%

For the period ended October 31, 2006, Lord Abbett contractually agreed to reimburse the Value Opportunities Fund to the extent necessary so that each class' total annual operating expenses did not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	1.30%
B	1.95%
C	1.95%
P	1.40%
Y	.95%

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets. This fee is not charged to the Alpha Strategy Fund.

Notes to Financial Statements (continued)

Alpha Strategy Fund has entered into a Servicing Arrangement with the Underlying Funds in which it invests (Lord Abbett Developing Growth Fund, Inc., Lord Abbett Research Fund, Inc. – Lord Abbett Small-Cap Value Fund and International Opportunities Fund) pursuant to which each Underlying Fund will pay a portion of the expenses (excluding management fees and distribution and service fees) of Alpha Strategy Fund in proportion to the average daily value of total Underlying Fund shares owned by Alpha Strategy Fund. The expenses assumed by the Underlying Funds are reflected in Expenses assumed by Underlying Funds on Alpha Strategy Fund's Statement of Operations and Receivable from affiliates on Alpha Strategy Fund's Statement of Assets and Liabilities.

In addition, International Core Equity Fund, International Opportunities Fund, and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, have entered into a Servicing Arrangement with Lord Abbett Investment Trust – Lord Abbett World Growth & Income Strategy Fund, Alpha Strategy Fund, and Lord Abbett Investment Trust – Lord Abbett Diversified Equity Strategy Fund, respectively (each, a "Fund of Funds"), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of Underlying Fund shares owned by the Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on each Fund's Statement of Operations and Payable to affiliates on each Fund's Statement of Assets and Liabilities.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to its Class A, B, C and P shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon average daily net assets as follows:

Fees	Class A		Class B	Class C	Class P(2)
Service	.25%		.25%	.25%	.20%
Distribution	.10	%(1)	.75%	.75%	.25%

(1) The amount of CDSC collected by each Fund during the year ended October 31, 2006 was as follows:

CDSC Collected
All Value Fund	$9,010
Alpha Strategy Fund	2,659
International Core Equity Fund	10,714
International Opportunities Fund	2,466
Large-Cap Value Fund	-
Value Opportunities Fund*	-

(2) All Value Fund, International Core Equity Fund, International Opportunities Fund, Large-Cap Value Fund, and Value Opportunities Fund only.

* For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

Class Y does not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2006:

	Distributor Commissions	Dealers' Concessions
All Value Fund	$1,430,610	$7,698,658
Alpha Strategy Fund	320,298	1,785,947
International Core Equity Fund	1,412,721	7,601,347
International Opportunities Fund	138,878	765,071
Large-Cap Value Fund	28,037	146,816
Value Opportunities Fund*	122,008	676,290

*For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

Distributor received CDSCs for the fiscal year ended October 31, 2006:

	Class A	Class C
All Value Fund	$8,451	$27,194
Alpha Strategy Fund	2,057	6,063
International Core Equity Fund	20,091	18,941
International Opportunities Fund	703	1,747
Large-Cap Value Fund	-	1,014
Value Opportunities Fund*	-	270

*For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

Two Trustees and certain of the Trust's officers have an interest in Lord Abbett.

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARD

Dividends from net investment income, if any, are declared and paid semiannually for All Value Fund, and annually for Alpha Strategy Fund, International Core Equity Fund, International Opportunities Fund, Large-Cap Value Fund, and Value Opportunities Fund. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profits for tax purposes are reported as a tax return of capital.

Distributions were declared on November 16, 2006, and paid on November 21, 2006 to shareholders of record on November 20, 2006. The approximate amounts are as follows:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
All Value Fund	$13,230,000	$44,994,000	$189,757,000
International Opportunities Fund	737,000	-	-
Large-Cap Value Fund	769,000	-	1,342,000
Value Opportunities Fund	8,000	2,788,000	-

Notes to Financial Statements (continued)

Distributions were declared on December 11, 2006, and paid on December 21, 2006 to shareholders of record on December 20, 2006. The approximate amounts are as follows:

	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain
Alpha Strategy Fund	$9,832,000	$-	$3,711,000
International Core Equity Fund	3,187,000	37,341,000	20,766,000

The tax character of distributions paid during the fiscal years ended October 31, 2006 and 2005 are as follows:

	All Value Fund		Alpha Strategy Fund
	10/31/2006	10/31/2005	10/31/2006	10/31/2005
Distributions paid from:
Ordinary income	$27,452,587	$8,710,826	$-	$458,488
Net long-term capital gains	158,919,773	19,588,617	-	-
Total distributions paid	$186,372,360	$28,299,443	$-	$458,488
	International Core Equity Fund		International Opportunities Fund
	10/31/2006	10/31/2005	10/31/2006	10/31/2005
Distributions paid from:
Ordinary income	$8,931,477	$62,768	$-	$39,769
Net long-term capital gains	2,329,582	-	-	-
Total distributions paid	$11,261,059	$62,768	$-	$39,769
	Large-Cap Value Fund
	10/31/2006	10/31/2005
Distributions paid from:
Ordinary income	$547,207	$243,210
Net long-term capital gains	760,768	98,180
Total distributions paid	$1,307,975	$341,390

As of October 31, 2006, the components of accumulated earnings on a tax basis are as follows:

	All Value Fund	Alpha Strategy Fund
Undistributed ordinary income – net	$54,718,210	$-
Undistributed long-term capital gains	189,744,632	3,710,084
Total undistributed earnings	$244,462,842	$3,710,084
Temporary differences	(346,675)	(20,605)
Unrealized gains - net	393,953,180	62,586,734
Total accumulated earnings - net	$638,069,347	$66,276,213
	International Core Equity Fund	International Opportunities Fund
Undistributed ordinary income – net	$40,526,554	$719,383
Undistributed long-term capital gains	20,762,131	-
Total undistributed earnings	$61,288,685	$719,383
Capital loss carryforwards*	-	(25,203,107)
Temporary differences	(26,086)	(27,654)
Unrealized gains - net	76,770,997	51,210,903
Total accumulated earnings - net	$138,033,596	$26,699,525

Notes to Financial Statements (continued)

	Large-Cap Value Fund	Value Opportunities Fund
Undistributed ordinary income – net	$598,758	$2,795,092
Undistributed long-term capital gains	1,316,804	-
Total undistributed earnings	$1,915,562	$2,795,092
Temporary differences	(3,693)	(669)
Unrealized gains - net	6,539,222	3,071,195
Total accumulated earnings - net	$8,451,091	$5,865,618

*As of October 31, 2006, the capital loss carryforwards, along with the related expiration dates, are as follows:

	2010	2011	Total
International Opportunities Fund	$17,291,165	$7,911,942	$25,203,107

As of October 31, 2006, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

	All Value Fund	Alpha Strategy Fund	International Core Equity Fund
Tax cost	$2,772,179,187	$257,381,194	$819,761,669
Gross unrealized gain	404,058,322	62,586,734	80,494,623
Gross unrealized loss	(10,105,142)	-	(3,681,156)
Net unrealized security gain	$393,953,180	$62,586,734	$76,813,467
	International Opportunities Fund	Large-Cap Value Fund	Value Opportunities Fund
Tax cost	$302,364,159	$53,914,976	$79,636,337
Gross unrealized gain	54,991,896	6,903,036	3,738,610
Gross unrealized loss	(3,837,048)	(363,814)	(667,415)
Net unrealized security gain	$51,154,848	$6,539,222	$3,071,195

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain foreign securities and wash sales.

Permanent items identified during the year ended October 31, 2006 have been reclassified among the components of net assets based on their tax-basis treatment as follows:

	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Alpha Strategy Fund	$1,351,192	$(1,278,465)	$(72,727)
International Core Equity Fund	(579,676)	579,676	-
International Opportunities Fund	(388,160)	388,160	-
Value Opportunities Fund*	5,934	-	(5,934)

* For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

The permanent differences are primarily attributable to the tax treatment of tax net investment losses, foreign currency transactions, certain foreign securities and certain distributions received.

Notes to Financial Statements (continued)

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006 were as follows:

	Purchases	Sales
All Value Fund	$1,873,129,005	$1,753,899,867
Alpha Strategy Fund	135,405,590	22,017,959
International Core Equity Fund	1,281,502,861	825,097,399
International Opportunities Fund	355,292,524	270,751,165
Large-Cap Value Fund	32,727,118	20,242,768
Value Opportunities Fund*	161,292,890	94,116,128

*For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2006.

6. TRUSTEES' REMUNERATION

The Trust's officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Trust has entered into arrangements with the Funds' transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8. LINE OF CREDIT

Each of All Value Fund, International Core Equity Fund, International Opportunities Fund, Large-Cap Value Fund and Value Opportunities Fund, along with certain other funds managed by Lord Abbett, has available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of October 31, 2006, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time durning the year ended October 31, 2006.

Notes to Financial Statements (continued)

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions, relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest.

Large company value stocks, in which each of the All Value Fund and Large-Cap Value Fund invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Small and mid-sized company stocks, in which Value Opportunities Fund invests, may also perform differently than the market as a whole and other types of stocks, such as large-company and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of a particular value stock for a long time. The small and mid-sized company stocks in which Value Opportunities Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if a Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Funds could suffer losses or produce poor performance relative to other funds, even in a rising market.

In addition, although All Value Fund invests a significant portion of its assets in large-cap company stocks, it also invests in mid-cap and small-cap company stocks which may be more volatile and less liquid than large-cap stocks.

International Core Equity Fund is subject to the risks of investing in foreign securities and in the securities of large foreign companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls.

International Opportunities Fund is also subject to the risks of investing in foreign securities and in the securities of small-cap companies. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations and higher transaction costs. Foreign investments also may be affected by changes in currency rates or currency controls. Investing in small-cap companies generally involves greater risks than investing in the stocks of large-cap companies, including more volatility and less liquidity.

Alpha Strategy Fund's investments are concentrated in the Underlying Funds and, as a result, the Fund's performance is directly related to their performance and subject to their risks, including those associated with foreign investments and small-cap companies.

Due to their investments in multinational companies, All Value Fund, Large-Cap Value Fund, and Alpha Strategy Fund may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect each Fund's performance.

Notes to Financial Statements (continued)

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

ALL VALUE FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	34,761,459	$434,945,008	49,755,701	$589,022,978
Reinvestment of distributions	10,510,974	124,659,881	1,706,988	19,800,667
Shares reacquired	(23,915,079)	(298,561,391)	(18,915,487)	(224,478,733)
Increase	21,357,354	$261,043,498	32,547,202	$384,344,912
Class B Shares
Shares sold	3,790,553	$45,674,376	5,602,734	$64,321,570
Reinvestment of distributions	1,236,703	14,234,475	161,354	1,823,346
Shares reacquired	(3,551,055)	(42,908,894)	(2,375,843)	(27,464,066)
Increase	1,476,201	$16,999,957	3,388,245	$38,680,850
Class C Shares
Shares sold	10,768,461	$129,370,505	13,636,576	$156,210,154
Reinvestment of distributions	2,172,387	24,917,279	279,805	3,150,601
Shares reacquired	(7,495,172)	(90,176,215)	(6,025,241)	(69,402,400)
Increase	5,445,676	$64,111,569	7,891,140	$89,958,355
Class P Shares
Shares sold	2,480,207	$30,994,051	751,140	$8,846,473
Reinvestment of distributions	90,360	1,064,438	7,509	86,656
Shares reacquired	(409,347)	(5,060,756)	(96,998)	(1,151,912)
Increase	2,161,220	$26,997,733	661,651	$7,781,217
Class Y Shares
Shares sold	92,016	$1,138,202	76,545	$911,203
Reinvestment of distributions	17,099	203,303	2,882	33,492
Shares reacquired	(32,416)	(402,821)	(18,377)	(218,589)
Increase	76,699	$938,684	61,050	$726,106

Notes to Financial Statements (continued)

ALPHA STRATEGY FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,581,235	$125,532,138	1,148,948	$20,637,437
Reinvestment of distributions	-	-	24,791	425,664
Shares reacquired	(2,027,424)	(44,655,435)	(814,877)	(14,436,194)
Increase	3,553,811	$80,876,703	358,862	$6,626,907
Class B Shares
Shares sold	812,086	$17,679,538	310,878	$5,360,233
Shares reacquired	(1,148,297)	(24,807,651)	(571,696)	(9,858,951)
Decrease	(336,211)	$(7,128,113)	(260,818)	$(4,498,718)
Class C Shares
Shares sold	2,093,865	$45,490,652	304,429	$5,259,619
Shares reacquired	(414,990)	(8,943,379)	(475,248)	(8,091,124)
Increase (decrease)	1,678,875	$36,547,273	(170,819)	$(2,831,505)
Class Y Shares
Shares sold	16,627	$366,278	5,730	$103,708
Reinvestment of distributions	-	-	227	3,899
Shares reacquired	(2,700)	(58,222)	(2,729)	(47,035)
Increase	13,927	$308,056	3,228	$60,572

Notes to Financial Statements (continued)

INTERNATIONAL CORE EQUITY FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	27,389,646	$385,090,496	14,548,050	$172,536,589
Reinvestment of distributions	608,580	7,917,623	4,409	49,654
Shares reacquired	(4,006,273)	(56,440,276)	(1,121,364)	(13,202,915)
Increase	23,991,953	$336,567,843	13,431,095	$159,383,328
Class B Shares
Shares sold	2,369,109	$32,953,939	1,227,027	$14,391,580
Reinvestment of distributions	38,906	501,508	-	-
Shares reacquired	(433,261)	(6,061,134)	(82,565)	(974,017)
Increase	1,974,754	$27,394,313	1,144,462	$13,417,563
Class C Shares
Shares sold	6,285,989	$87,286,138	2,944,113	$34,662,208
Reinvestment of distributions	91,138	1,174,766	-	-
Shares reacquired	(764,098)	(10,619,540)	(225,173)	(2,640,273)
Increase	5,613,029	$77,841,364	2,718,940	$32,021,935
Class P Shares
Shares sold	3,102	$44,492	359	$4,440
Reinvestment of distributions	31	405	-	-
Shares reacquired	(47)	(658)	(95)	(1,209)
Increase	3,086	$44,239	264	$3,231
Class Y Shares
Shares sold	3,689,265	$51,465,235	697,220	$8,559,602
Reinvestment of distributions	43,625	569,738	540	6,089
Shares reacquired	(86,410)	(1,217,832)	(32,022)	(385,383)
Increase	3,646,480	$50,817,141	665,738	$8,180,308

Notes to Financial Statements (continued)

INTERNATIONAL OPPORTUNITIES FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,028,707	$58,246,390	1,978,216	$21,941,094
Shares reacquired	(2,015,095)	(28,966,407)	(1,516,058)	(16,761,499)
Increase	2,013,612	$29,279,983	462,158	$5,179,595
Class B Shares
Shares sold	895,693	$12,529,643	610,029	$6,542,545
Shares reacquired	(810,671)	(11,324,537)	(616,632)	(6,599,972)
Increase (decrease)	85,022	$1,205,106	(6,603)	$(57,427)
Class C Shares
Shares sold	942,658	$13,190,891	493,985	$5,258,334
Shares reacquired	(431,329)	(5,946,269)	(336,909)	(3,575,746)
Increase	511,329	$7,244,622	157,076	$1,682,588
Class P Shares
Shares sold	101,896	$1,528,988	185	$2,090
Shares reacquired	(8,449)	(116,984)	-	-
Increase	93,447	$1,412,004	185	$2,090
Class Y Shares
Shares sold	4,097,067	$61,957,965	271,763	$3,052,439
Reinvestment of distributions	-	-	3,895	39,769
Shares reacquired	(335,417)	(4,912,329)	(589,616)	(6,254,257)
Increase (decrease)	3,761,650	$57,045,636	(313,958)	$(3,162,049)

Notes to Financial Statements (continued)

LARGE-CAP VALUE FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	559,664	$7,432,785	552,637	$6,781,190
Reinvestment of distributions	34,254	427,832	17,676	213,347
Shares reacquired	(225,895)	(2,986,988)	(314,249)	(3,839,323)
Increase	368,023	$4,873,629	256,064	$3,155,214
Class B Shares
Shares sold	107,056	$1,398,011	56,903	$689,423
Reinvestment of distributions	3,090	38,191	1,589	18,999
Shares reacquired	(30,838)	(402,654)	(38,841)	(471,694)
Increase	79,308	$1,033,548	19,651	$236,728
Class C Shares
Shares sold	143,287	$1,862,312	202,061	$2,452,265
Reinvestment of distributions	5,552	68,625	1,894	22,678
Shares reacquired	(66,790)	(857,095)	(72,732)	(878,307)
Increase	82,049	$1,073,842	131,223	$1,596,636
Class P Shares
Reinvestment of distributions	32	$405	21	$250
Increase	32	$405	21	$250
Class Y Shares
Shares sold	743,022	$9,633,684	1,509,198	$18,711,404
Reinvestment of distributions	51,343	642,815	3,325	40,232
Shares reacquired	(254,376)	(3,456,282)	(111,467)	(1,371,184)
Increase	539,989	$6,820,217	1,401,056	$17,380,452

Notes to Financial Statements (concluded)

VALUE OPPORTUNITIES FUND

	Period Ended October 31,2006*
Class A Shares	Shares	Amount
Shares sold	5,099,801	$58,823,166
Shares reacquired	(334,424)	(3,950,610)
Increase	4,765,377	$54,872,556
Class B Shares
Shares sold	457,924	$5,312,712
Shares reacquired	(18,070)	(211,741)
Increase	439,854	$5,100,971
Class C Shares
Shares sold	1,224,624	$14,315,903
Shares reacquired	(23,922)	(278,321)
Increase	1,200,702	$14,037,582
Class P Shares
Shares sold	1,000	$10,004
Increase	1,000	$10,004
Class Y Shares
Shares sold	341,589	$3,821,562
Shares reacquired	(73,378)	(809,822)
Increase	268,211	$3,011,740

*For the period December 20, 2005 (commencement of investment operations) to October 31, 2006.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 during 2008 and the impact to each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders,
Lord Abbett Securities Trust – Lord Abbett All Value Fund, Lord Abbett Alpha Strategy Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett Large-Cap Value Fund, and Lord Abbett Value Opportunities Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Securities Trust – Lord Abbett All Value Fund, Lord Abbett Alpha Strategy Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett Large-Cap Value Fund, and Lord Abbett Value Opportunities Fund (the "Funds") as of October 31, 2006, and the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust – Lord Abbett All Value Fund, Lord Abbett Alpha Strategy Fund, Lord Abbett International Core Equity Fund, Lord Abbett International Opportunities Fund, Lord Abbett Large-Cap Value Fund, and Lord Abbett Value Opportunities Fund as of October 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
December 21, 2006

Investments in Underlying Funds (unaudited)

Alpha Strategy Fund invests in other funds ("Underlying Funds") managed by Lord Abbett. As of October 31, 2006, Alpha Strategy Fund's long term investments were allocated among the Underlying Funds as follows:

Underlying Fund Name	% of Investments
Lord Abbett Developing Growth Fund, Inc. – Class Y	27.21%
Lord Abbett Securities Trust – Lord Abbett International Opportunities Fund – Class Y	45.91%
Lord Abbett Research Fund, Inc. – Lord Abbett Small-Cap Value Fund – Class Y	26.88%

The Ten Largest Holdings and the Holdings by Sector, as of October 31, 2006, for each Underlying Fund are presented below. Each Underlying Fund's Annual and Semiannual Reports, which are sent to shareholders and filed with the SEC, contain information about the Fund's portfolio holdings, including a complete schedule of holdings. A complete schedule of holdings for each Underlying Fund is also filed with the SEC on the Form N-Q as of the end of each respective Underlying Fund's first and third quarters. In addition, on or about the first day of the second month following each calendar quarter-end, each Fund makes publicly available a complete schedule of its portfolio holdings as of the last day of each such quarter. The information for the most recently ended calendar quarter may be viewed at www.LordAbbett.com or requested at no charge by calling Lord Abbett at 800-821-5129.

Lord Abbett Developing Growth Fund, Inc.

Ten Largest Holdings	% of Investments
Strayer Education, Inc.	2.02%
IntercontinentalExchange, Inc.	1.91%
International Securities Exchange Holding, Inc.	1.86%
Equinix, Inc.	1.76%
Chipotle Mexican Grill	1.76%
Digital River, Inc.	1.74%
WebEx Comm, Inc.	1.70%
VistaPrint Limited	1.68%
Zumiez Inc.	1.55%
Illumina, Inc.	1.52%
Holdings by Sector	% of Investments
Auto & Transportation	0.79%
Commercial Services	1.05%
Consumer Discretionary	27.86%
Financial Services	14.29%
Healthcare	20.04%
Materials & Processing	1.56%
Other Energy	4.19%
Producer Durables	4.19%
Technology	19.24%
Utilities	1.80%
Short-Term Investment	4.99%
Total	100.00%

Investments in Underlying Funds (unaudited)(continued)

Lord Abbett Securities Trust – International Opportunities Fund

Ten Largest Holdings	% of Investments
Enagas, S.A.	2.63%
Hera S.p.A.	2.46%
Neopost S.A.	2.24%
Punch Taverns plc	2.13%
Fresenius Medical Care AG & Co. KGaA ADR	2.08%
Piraeus Bank S.A.	1.88%
Wacher Chemi AG	1.88%
Millicom Int'l. Cellular S.A.	1.86%
EganaGoldpfeil (Holdings) Ltd.	1.85%
Prosegur Compania de Seguridad, S.A.	1.82%
Holdings by Sector	% of Investments
Basic Materials	8.86%
Consumer Cyclicals	16.92%
Consumer Non-Cyclicals	7.62%
Diversified Financials	7.32%
Energy	4.77%
Healthcare	5.51%
Industrial Goods & Services	20.90%
Non-Property Financials	15.09%
Property & Property Services	1.30%
Technology	3.13%
Telecommunications	2.47%
Transportation	1.31%
Utilities	2.61%
Short-Term Investment	2.19%
Total	100.00%

Investments in Underlying Funds (unaudited)(concluded)

Lord Abbett Research Fund, Inc. – Small-Cap Value Fund

Ten Largest Holdings	% of Investments
Anixter Int'l., Inc.	3.87%
PNM Resources, Inc.	2.91%
Quanex Corp.	2.29%
Rogers Corp.	2.25%
Ruby Tuesday, Inc.	2.21%
Shaw Group Inc. (The)	2.13%
Curtiss-Wright Corp.	2.02%
Trinity Industries, Inc.	2.02%
Avista Corp.	1.99%
Hexcel Corp.	1.95%
Holdings by Sector	% of Investments
Auto & Transportation	7.77%
Consumer Discretionary	8.91%
Consumer Staples	1.38%
Financial Services	14.81%
Healthcare	5.18%
Materials & Processing	18.22%
Other	3.78%
Other Energy	1.58%
Producer Durables	8.77%
Technology	13.46%
Utilities	10.36%
Short-Term Investment	5.78%
Total	100.00%

Basic Information About Management

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are "interested persons" of the Trust as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series. Ms. Foster is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not a trustee of the Large-Cap Growth Fund. Ms. Foster is an officer of each of the fourteen Lord Abbett-sponsored funds.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

Unless indicated otherwise, the following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994	Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Adelphia Communications, Inc.; Crane Co.; and Huttig Building Products Inc.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979 - 1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

* Mr. Tullis is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not trustee of the Large-Cap Growth Fund.

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1993	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1995.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Steven McBoyle (1969)	Executive Vice President	Elected in 2005	Partner and Senior Investment Manager, joined Lord Abbett in 2001.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2003; formerly Managing Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (1994 - 2003).

Robert G. Morris (1944)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

F. Thomas O'Halloran (1955)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2001.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2003	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; Financial Industry Consultant for venture capitalist (2001 - 2003).

Christopher J. Towle (1957)	Executive Vice President	Elected in 2005	Partner and Investment Manager, joined Lord Abbett in 1987.

Yarek Aranowicz (1963)	Vice President	Elected in 2004	Investment Manager, joined Lord Abbett in 2003; formerly Vice President, Head of Global Emerging Markets Funds of Warburg Pincus Asset Management and Credit Suisse Asset Management.

James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 2001	Equity Analyst, joined Lord Abbett in 1998.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Charles P. Massare (1948)	Vice President	Elected in 2005	Partner and Director of Quantitative Research & Risk Management, joined Lord Abbett in 1998.

Todor Petrov (1974)	Vice President	Elected in 2003	Investment Manager, joined Lord Abbett in 2003; formerly Associate Portfolio Manager of Credit Suisse Asset Management.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Trust's Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2006 are available without charge, upon request, (i) by calling 888-522-2388; (ii) or on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
All Value Fund	100%	100%
International Core Equity Fund	0	40
Large-Cap Value Fund	100	100

Additionally, of the distributions paid to shareholders during the fiscal year ended October 31, 2006, the following amounts represent long-term capital gains:

Fund Name
All Value Fund	$158,919,773
International Core Equity Fund	2,329,582
Large-Cap Value Fund	760,768

The International Core Equity Fund intends to pass through foreign source income of $13,686,472 and foreign taxes of $1,329,213.

Lord Abbett Securities Trust
  Lord Abbett All Value Fund
  Lord Abbett Alpha Strategy Fund
  Lord Abbett International Core Equity Fund
  Lord Abbett International Opportunities Fund
  Lord Abbett Large-Cap Value Fund
  Lord Abbett Value Opportunities Fund

LST-2-1006
(12/06)

This report when not used for the general
information of shareholders of the fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

LORD ABBETT

2006

Annual

Report

Lord Abbett
Micro Cap Growth Fund
Micro Cap Value Fund

For the fiscal year ended October 31, 2006

Lord Abbett Micro Cap Growth Fund and
Micro Cap Value Fund Annual Report

For the fiscal year ended October 31, 2006

Dear Shareholders: We are pleased to provide you with this overview of Lord Abbett Micro Cap Growth Fund's and Lord Abbett Micro Cap Value Fund's performance for the fiscal year ended October 31, 2006. On this page and the following pages, we discuss the major factors that influenced performance. For detailed and more timely information about the Funds, please visit our Website at www.LordAbbett.com, where you also can access the quarterly commentaries by the Funds' portfolio managers.

General information about Lord Abbett mutual funds, as well as in-depth discussions of market trends and investment strategies, is also provided in Lord Abbett Insights, a newsletter accompanying your quarterly account statements. We also encourage you to call Lord Abbett at 800-821-5129 and speak to one of our professionals if you would like more information.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Best regards,

Robert S. Dow
Chairman

Q: What were the overall market conditions during the fiscal year ended October 31, 2006?

A: The stock market gained approximately 14% (including dividends), as measured by the broad S&P Composite 1500® Index,1 in the 12 months ended October 31, 2006. After a strong close to calendar year 2005, equities continued to enjoy positive momentum into the spring of 2006, before tumbling in May. The spring sell-off persisted into July, but from mid-July through October, equities rallied to multiyear highs. Pacing the market higher between November 2005 and early May 2006 were companies with relatively small capitalizations. During May's market correction, small caps, as

1

measured by the S&P SmallCap 600® Index,2 fell nearly twice (in percentage terms) as much as large caps, as measured by the S&P 100® Index.3 In late July, positive momentum returned to both capitalization ranges, led by large cap leadership. For the year, the small and large cap indexes finished essentially even, up about 15% (on a total return basis). Mid-capitalized companies trailed, on average, but still managed to register a total return of 12% over the period.

Sector leadership rotated much as the preference for capitalization did. Between November 2005 and August 2006, crude oil rose nearly 40% (from about $56 per barrel to roughly $77), driving up the prices of energy stocks. With inventories of petroleum plentiful and geopolitical tensions easing, the price of crude oil began to slide in August. The $0.80 per gallon decline in the cost of gasoline fueled a late-year rally in consumer discretionary stocks. In addition, the lagging technology sector rallied in the final three months of the fiscal year. Defensive sectors, such as consumer staples and healthcare, lagged behind the broader market in the final months of the fiscal year.

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month-end by calling Lord Abbett at 800-821-5129 or referring to our Website at www.LordAbbett.com.

Lord Abbett Micro Cap Growth Fund

Q: How did the Micro Cap Growth Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 14.3%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000® Growth Index,4 which returned 17.1% over the same period. The Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 7.71%, 5 years: 10.70%, and since inception (May 1, 2000): 2.31%.

Q: What were the most significant factors affecting performance?

A: The greatest detractor from the Fund's performance relative to its benchmark for the one-year period was the technology sector. Also detracting from the Fund's relative performance were the consumer

2

staples and materials and processing sectors.

Among individual holdings detracting from performance in the technology sector were Zix Corp., a provider of security solutions and services that address organizations' electronic messaging needs, and Nestor, Inc., a maker of software solutions for mission-critical decision applications in real-time environments.

Other individual holdings that disappointed included producer durables holding (and the Fund's largest detractor) Basin Water, Inc., a provider of systems for the treatment of contaminated groundwater; healthcare holding Nymox Pharmaceutical Corp., a biopharmaceutical company; and eHealth, Inc., a company that sells health insurance over the Internet.

The strongest contributor to the Fund's performance relative to its benchmark was the consumer discretionary sector. (This sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.) The financial services sector also contributed to the Fund's relative performance, as did the other energy sector. This latter sector includes oil services, as well as smaller exploration and production companies, and independent refineries.

Among the individual holdings contributing to performance in the consumer discretionary sector were The Knot, Inc., a provider of products and services to couples planning their weddings, and Everlast Worldwide Inc., a maker of sporting goods and apparel products. Within the financial services sector, CyberSource Corp., a supplier of real-time, or on-demand, e-commerce transaction services, added to performance.

Two other holdings among the top contributors were producer durables holding (and the Fund's largest contributor) DXP Enterprises, Inc., a distributor of maintenance, repair, and operating products to industrial customers, and materials and processing holding Medis Technologies Ltd., which develops and manufactures direct liquid fuel cell technology.

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Lord Abbett Micro Cap Value Fund

Q: How did the Micro Cap Value Fund perform over the fiscal year ended October 31, 2006?

A: The Fund returned 20.1%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared with its benchmark, the Russell 2000® Value Index,5 which returned 22.9% over the same period. The

3

Fund's average annual total returns, which reflect performance at the maximum 5.75% sales charge applicable to Class A share investments and include the reinvestment of all distributions, are: 1 year: 13.21%, 5 years: 20.80%, and since inception (May 1, 2000): 22.04%.

Q: What were the most significant factors affecting performance?

A: The greatest detractor from the Fund's performance relative to its benchmark for the one-year period was the materials and processing sector. Other detractors from the Fund's relative performance were the auto and transportation sector and the consumer discretionary sector.

Among the individual holdings detracting from performance were materials and processing holding Modtech Holdings, Inc., a maker of modular relocatable classrooms, as well as buildings and canopies for commercial use; consumer discretionary holding Lakeland Industries, Inc., a manufacturer and distributor of disposable and reusable protective work clothing; technology holding Mobility Electronics, Inc., a provider of connectivity and remote peripheral component interface (PCI bus) technology and products; Graham Corp., a producer durables company that makes vacuum and heat transfer equipment for process industries; and Frozen Food Express Industries, Inc., a refrigerated trucking company.

The strongest contributor to the Fund's relative performance was the producer durables sector. Also contributing to the Fund's relative performance were the healthcare sector and the consumer staples sector. The Fund's underweight position in the consumer staples sector was a positive factor in terms of relative performance.

Among individual holdings adding to performance were producer durables holdings Ladish Co., Inc., which makes forged and cast-metal components for a variety of load-bearing and fatigue-resisting applications in the jet engine, aerospace, and industrial markets; AZZ Inc., a manufacturer of specialty electrical equipment and components for the global power generation, power transmission, and distribution markets; and Twin Disc, Inc., a supplier of heavy-duty off-highway power transmission equipment.

Two other holdings helped the Fund's performance. The first is consumer discretionary holding Interstate Hotels & Resorts, Inc., an operator of various hotel assets. (The consumer discretionary sector includes stocks in the consumer durables, apparel, media, hotel, and leisure industries.) The second is technology holding COMSYS IT Partners Inc., a provider of information technology staffing and complementary services, including vendor management and project solutions services.

4

The Fund's portfolio is actively managed and, therefore, its holdings and weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

Note: Class A shares purchased subject to a front-end sales charge have no contingent deferred sales charge (CDSC). However, certain purchases of Class A shares made without a front-end sales charge may be subject to a CDSC of 1% if the shares are redeemed within 12 months of the purchase (24 months if shares were purchased prior to November 1, 2004). Please see section "Your Investment – Purchases" in the prospectus for more information on redemptions that may be subject to CDSC.

A prospectus contains important information about a fund, including its investment objectives, risks, charges, and ongoing expenses, which an investor should carefully consider before investing. To obtain a prospectus for any Lord Abbett mutual fund, please contact your investment professional or Lord Abbett Distributor LLC at 800-874-3733 or visit our Website at www.LordAbbett.com. Read the prospectus carefully before investing.

1  The S&P Composite 1500® Index combines the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indexes, and is an efficient way to create a broad market portfolio representing 90% of U.S. equities.

2  The S&P SmallCap 600® Index is a widely accepted benchmark due to its low turnover and greater liquidity.

3  The S&P 100® Index is a market capitalization-weighted index made up of 100 major, blue chip stocks across diverse industry groups.

4  The Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values.

5  The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

The views of each Fund's management and the portfolio holdings described in this report are as of October 31, 2006; these views and portfolio holdings may have changed subsequent to this date, and they do not guarantee the future performance of the markets or the Funds. Information provided in this report should not be considered a recommendation to purchase or sell securities.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Funds, please see each Fund's prospectus.

Performance: Because of ongoing market volatility, a Fund's performance may be subject to substantial fluctuation. Except where noted, comparative Fund performance does not account for the deduction of sales charges, and would be different if sales charges were included. Each Fund offers additional classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund's prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

5

Micro-Cap Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable Sales Charge for the Periods Ended October 31, 2006

	1 Year	5 Years	Life of Class
Class A2	7.71%	10.70%	2.31%
Class Y3	14.56%	12.35%	7.30%

1  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.

2  Class A shares commenced operations on May 1, 2000. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

3  Class Y shares commenced operations on July 9, 1999. Performance is at net asset value.

6

Micro-Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class Y shares with the same investment in the Russell 2000® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other class will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such class. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Return at Maximum Applicable
Sales Charge for the Periods Ended October 31, 2006

	1 Year	5 Years	Life of Class
Class A2	13.21%	20.80%	22.04%
Class Y3	20.38%	22.61%	22.57%

1  Performance for the unmanaged index does not reflect transaction costs, management fees or sales charges. The performance of the index is not necessarily representative of the Fund's performance.

2  Class A shares commenced operations on May 1, 2000. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2006, is calculated using the SEC-required uniform method to compute such return.

3  Class Y shares commenced operations on July 9, 1999. Performance is at net asset value.

7

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. The Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2006 through October 31, 2006).

Actual Expenses

For each class of each Fund, the first line of the tables on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During the Period 5/1/06 – 10/31/06" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the tables on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

8

Micro-Cap Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$983.40	$10.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.60	$10.66
Class Y
Actual	$1,000.00	$985.00	$9.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.87	$9.40

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (2.10% for Class A and 1.85% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Consumer Discretionary	25.48%
Consumer Staples	3.51%
Financial Services	5.69%
Healthcare	20.39%
Materials & Processing	1.58%
Other Energy	2.31%
Producer Durables	5.67%
Technology	28.93%
Short-Term Investment	6.44%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

9

Micro-Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/06	10/31/06	5/1/06 – 10/31/06
Class A
Actual	$1,000.00	$1,041.40	$10.81
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,014.62	$10.66
Class Y
Actual	$1,000.00	$1,042.40	$9.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.88	$9.40

†  For each class of the Fund, expenses are equal to the annualized expense ratio for such class (2.10% for Class A and 1.85% for Class Y) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2006

Sector*	%**
Auto & Transportation	9.58%
Consumer Discretionary	20.26%
Consumer Staples	0.43%
Financial Services	15.13%
Healthcare	15.12%
Materials & Processing	11.37%
Other Energy	2.20%
Producer Durables	13.99%
Technology	10.49%
Utilities	1.43%
Total	100.00%

*  A sector may comprise several industries.

**  Represents percent of total investments.

10

Schedule of Investments

MICRO-CAP GROWTH FUND October 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 96.87%
Advertising Agency 1.58%
24/7 Real Media, Inc.*	11,400	$113
Banks 1.33%
Enterprise Financial Services Corp.	2,800	95
Beverage: Brewers 1.33%
Boston Beer Company, Inc. (The)*	2,600	95
Beverage: Soft Drinks 2.29%
Jones Soda Co.*	16,700	164
Biotechnology Research & Production 6.69%
Array BioPharma Inc.*	14,200	139
Enzon Pharmaceuticals, Inc.*	10,400	89
Genomic Health, Inc.*	5,000	82
Solexa, Inc.*	16,400	168
Total		478
Casinos & Gambling 0.78%
Century Casinos, Inc.*	5,400	56
Communications Technology 5.40%
Anaren, Inc.*	6,200	125
Oplink Communications, Inc.*	6,800	135
Radvision Ltd. (Israel)*(a)	6,600	126
Total		386
Computer Services, Software & Systems 8.51%
Blue Coat Systems, Inc.*	6,300	141
Concur Technologies, Inc.*	8,500	135
LivePerson, Inc.*	12,630	70
Omniture, Inc.*	15,600	142
Sigma Designs, Inc.*	5,700	120
Total		608

Investments	Shares	Value (000)
Computer Technology 2.97%
Rackable Systems, Inc.*	4,400	$137
Stratasys, Inc.*	2,700	75
Total		212
Consumer Electronics 2.04%
WebSideStory, Inc.*	11,200	146
Drugs & Pharmaceuticals 1.22%
NeoPharm, Inc.*	12,000	87
Electrical & Electronics 0.95%
Power Intergrations, Inc.*	3,100	68
Electrical Equipment & Components 3.39%
AZZ Inc.*	2,500	95
Color Kinetics Inc.*	7,500	147
Total		242
Electronics 2.41%
Optium Corp.*	8,500	172
Electronics: Medical Systems 2.87%
Natus Medical Inc.*	8,600	143
NeuroMetrix, Inc.*	3,800	62
Total		205
Electronics: Semi-Conductors/ Components 6.72%
Bookham, Inc.*	36,300	114
Monolithic Power Systems, Inc.*	17,200	173
Techwell Inc.*	5,400	81
Volterra Semiconductor Corp.*	6,500	112
Total		480
Energy: Miscellaneous 0.80%
Dawson Geophysical Co.*	1,900	57

See Notes to Financial Statements.

11

Schedule of Investments (continued)

MICRO-CAP GROWTH FUND October 31, 2006

Investments	Shares	Value (000)
Financial Data Processing Services & Systems 0.97%
CyberSource Corp.*	6,700	$69
Financial Services 1.18%
Goldleaf Financial Solutions, Inc.*	15,400	84
Health & Personal Care 2.55%
Bio-Reference Laboratories, Inc.*	5,700	135
NovaMed, Inc.*	6,200	47
Total		182
Healthcare Management Services 3.43%
Phase Foward Inc.*	10,500	146
Vital Images, Inc.*	3,200	99
Total		245
Hotel/Motel 0.14%
Home Inns & Hotels Management Inc. ADR*	400	10
Insurance: Property-Casualty 0.95%
Darwin Professional Underwriters, Inc.*	3,052	68
Machinery: Industrial/Specialty 1.78%
Force Protection, Inc.*	17,000	127
Machinery: Oil Well Equipment & Services 1.60%
Allis-Chalmers Energy Inc.*	3,400	51
Superior Well Services, Inc.*	2,600	63
Total		114
Medical & Dental Instruments & Supplies 4.37%
AngioDynamics, Inc.*	3,100	67
Conceptus, Inc.*	3,800	75
DexCom, Inc.*	6,200	55
I-Flow Corp.*	7,400	115
Total		312

Investments	Shares	Value (000)
Metal Fabricating 1.64%
RBC Bearings Inc.*	4,300	$117
Production Technology Equipment 0.71%
EXFO Electro-Optical Engineering, Inc. (Canada)*(a)	10,300	51
Publishing: Miscellaneous 1.22%
Shutterfly, Inc.*	6,600	87
Restaurants 5.37%
Buffalo Wild Wings, Inc.*	3,100	160
Kona Grill, Inc.*	4,400	77
McCormick & Schmick's Seafood Restaurants, Inc.*	5,600	147
Total		384
Retail 6.44%
Casual Male Retail Group, Inc.*	6,500	96
Gaiam, Inc.*	11,300	164
Volcom, Inc.*	6,100	200
Total		460
Securities Brokerage & Services 2.64%
Thomas Weisel Partners Group*	11,800	189
Services: Commercial 4.06%
Knot, Inc. (The)*	3,860	92
PeopleSupport, Inc.*	5,400	106
Perficient, Inc.*	5,500	92
Total		290
Telecommunications Services 1.81%
UCN, Inc.*	43,200	129
Textiles Apparel Manufacturers 1.23%
G-III Apparel Group, Ltd.*	5,800	88

See Notes to Financial Statements.

12

Schedule of Investments (concluded)

MICRO-CAP GROWTH FUND October 31, 2006

Investments	Shares	Value (000)
Wholesalers 3.50%
Houston Wire & Cable Co.*	6,600	$140
MWI Veterinary Supply, Inc.*	3,300	110
Total		250
Total Common Stocks (cost $6,194,483)		6,920
	Principal Amount (000)
SHORT-TERM INVESTMENT 6.66%
Repurchase Agreement
Repurchase Agreement dated 10/31/2006, 4.65% due 11/1/2006 with State Street Bank & Trust Co. collateralized by $380,000 of Federal National Mortgage Assoc. at 7.125% due 1/15/2030; value: $489,725; proceeds: $476,436 (cost $476,374)	$476	476
Total Investments in Securities 103.53% (cost $6,670,857)		7,396
Liabilities in Excess of Other Assets (3.53%)		(252)
Net Assets 100.00%		$7,144

  ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

13

Schedule of Investments

MICRO-CAP VALUE FUND October 31, 2006

Investments	Shares	Value (000)
COMMON STOCKS 98.94%
Aerospace 2.48%
Allied Defense Group, Inc. (The)*	9,600	$149
Ladish Co., Inc.*	12,730	398
Total		547
Air Transportation 0.50%
Frontier Airlines Holdings*	13,800	111
Auto Parts: After Market 1.33%
Keystone Automotive Industries, Inc.*	7,600	292
Auto Parts: Original Equipment 3.13%
Amerigon Inc.*	44,800	391
Strattec Security Corp.*	7,700	298
Total		689
Banks 7.55%
CoBiz, Inc.	11,650	264
Columbia Bancorp	10,260	259
Dearborn Bancorp, Inc.*	3,785	80
Franklin Bank Corp.*	10,600	214
North Bay Bancorp	10,075	282
Pennsylvania Commerce Bancorp, Inc.*	7,100	183
Southwest Bancorp, Inc.	14,100	382
Total		1,664
Biotechnology Research & Production 1.75%
Kensey Nash Corp.*	12,700	386
Chemicals 6.86%
Landec Corp.*	31,000	293
NuCo2, Inc.*	12,500	350
Penford Corp.	1,100	18
Quaker Chemical Corp.	15,300	291
Ultralife Batteries, Inc.*	46,700	560
Total		1,512

Investments	Shares	Value (000)
Communications Technology 2.18%
Anaren, Inc.*	5,300	$107
Bel Fuse, Inc. Class A	12,200	373
Total		480
Computer Services, Software & Systems 5.36%
Applix, Inc.*	47,100	499
COMSYS IT Partners Inc.*	18,900	390
Moldflow Corp.*	23,300	292
Total		1,181
Computer Technology 2.83%
Radiant Systems, Inc.*	29,100	320
Rimage Corp.*	12,700	304
Total		624
Consumer Electronics 1.39%
LoJack Corp.*	15,300	305
Diversified Financial Services 0.52%
American Physicians Services Group, Inc.	7,100	114
Diversified Manufacturing 0.10%
Koppers Holdings Inc.	1,100	23
Electrical Equipment & Components 3.26%
AZZ, Inc.*	10,100	382
Powell Industries, Inc.*	14,000	335
Total		717
Financial: Miscellaneous 1.68%
Federal Agricultural Mortgage Corp. Class C	14,090	371
Foods 0.43%
Tasty Baking Co.	10,500	94
Funeral Parlors & Cemetery 2.16%
Carriage Services, Inc.*	71,200	337
Rock of Ages Corp.	30,400	138
Total		475

See Notes to Financial Statements.

14

Schedule of Investments (continued)

MICRO-CAP VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Health & Personal Care 1.98%
Psychemedics Corp.	23,300	$436
Healthcare Facilities 0.51%
Capital Senior Living Corp.*	11,700	112
Healthcare Management Services 3.96%
American Dental Partners, Inc.*	29,900	583
National Medical Health Card Systems, Inc.*	22,000	289
Total		872
Hotel/Motel 1.01%
Interstate Hotels & Resorts, Inc.*	24,800	222
Household Furnishings 0.71%
Hooker Furniture Corp.	11,100	157
Identification Control & Filter Devices 0.51%
Robbins & Myers, Inc.	2,900	112
Insurance: Property-Casualty 2.90%
Donegal Group Inc.	20,533	417
Navigators Group, Inc. (The)*	4,700	221
Total		638
Machinery: Industrial/Specialty 5.35%
Graham Corp.	19,130	261
Key Technology, Inc.*	25,200	320
Tennant Co.	8,900	246
Twin Disc, Inc.	10,100	352
Total		1,179
Machinery: Oil Well Equipment & Services 1.37%
Lufkin Industries, Inc.	5,000	302

Investments	Shares	Value (000)
Medical & Dental Instruments & Supplies 6.76%
Abaxis, Inc.*	14,200	$285
Cardiac Science Corp.*	20,700	182
Medical Action Industries, Inc.*	16,180	430
Merit Medical Systems, Inc.*	22,200	351
Molecular Devices Corp.*	12,000	241
Total		1,489
Metal Fabricating 1.54%
NN, Inc.	30,100	340
Metals & Minerals Miscellaneous 1.22%
A.M. Castle & Co.	8,000	268
Miscellaneous: Materials & Commodities 0.80%
Lydall, Inc.*	19,400	176
Oil: Crude Producers 0.81%
Bronco Drilling Co., Inc.*	7,200	123
Pioneer Drilling Co.*	4,200	55
Total		178
Pollution Control & Environmental Services 0.97%
Team, Inc.*	6,700	214
Railroad Equipment 1.59%
Portec Rail Products, Inc.	33,700	351
Real Estate Investment Trusts 0.53%
Agree Realty Corp.	3,300	116
Rental & Leasing Services: Commercial 1.79%
McGrath RentCorp	14,600	394
Retail 2.82%
Rush Enterprises, Inc. Class B*	20,700	360
Susser Holdings Corp.*	14,400	262
Total		622

See Notes to Financial Statements.

15

Schedule of Investments (concluded)

MICRO-CAP VALUE FUND October 31, 2006

Investments	Shares	Value (000)
Services: Commercial 8.73%
Ambassadors Int'l., Inc.	7,500	$205
Collectors Universe, Inc.	24,100	336
Exponent, Inc.*	31,700	574
Monro Muffler Brake, Inc.	15,100	573
Waste Industries USA, Inc.	8,100	234
Total		1,922
Steel 0.73%
Universal Stainless & Alloy Products, Inc.*	5,300	161
Telecommunications Equipment 1.27%
C-COR Inc.*	28,000	280
Textiles Apparel Manufacturers 3.23%
Hartmarx Corp.*	41,100	292
Lakeland Industries, Inc.*	30,800	420
Total		712
Transportation: Miscellaneous 1.39%
Quixote Corp.	16,700	307
Truckers 1.54%
Marten Transport, Ltd.*	19,900	338
Utilities: Gas Distributors 1.41%
Chesapeake Utilities Corp.	10,000	311
Total Investments in Securities 98.94% (cost $17,061,994)		21,794
Other Assets in Excess of Liabilities 1.06%		234
Net Assets 100.00%		$22,028

*  Non-income producing security.

See Notes to Financial Statements.

16

Statements of Assets and Liabilities

October 31, 2006

	Micro-Cap Growth Fund	Micro-Cap Value Fund
ASSETS:
Investments in securities, at cost	$6,670,857	$17,061,994
Investments in securities, at value	$7,396,543	$21,794,358
Receivables:
Interest and dividends	61	3,260
Investment securities sold	59,477	624,274
Capital shares sold	6,819	21,097
From advisor (See Note 3)	8,937	2,944
Prepaid expenses	7,184	15,863
Total assets	7,479,021	22,461,796
LIABILITIES:
Payables:
Investment securities purchased	283,885	23,329
Management fees	8,798	28,061
12b-1 distribution fees	1,410	4,504
Fund administration	235	748
Trustees' fees	834	1,646
To bank	–	320,131
Accrued expenses and other liabilities	40,018	55,436
Total liabilities	335,180	433,855
NET ASSETS	$7,143,841	$22,027,941
COMPOSITION OF NET ASSETS:
Paid-in capital	$5,226,077	$13,860,825
Accumulated net investment loss	(834)	(1,646)
Accumulated net realized gain on investments	1,192,912	3,436,398
Net unrealized appreciation on investments	725,686	4,732,364
Net Assets	$7,143,841	$22,027,941
Net assets by class:
Class A Shares	$5,445,137	$18,156,036
Class Y Shares	$1,698,704	$3,871,905
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	384,056	633,311
Class Y Shares	117,760	133,552
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares–Net asset value	$14.18	$28.67
Class A Shares–Maximum offering price (Net asset value plus sales charge of 5.75%)	$15.05	$30.42
Class Y Shares–Net asset value	$14.43	$28.99

See Notes to Financial Statements.

17

Statements of Operations

For the Year Ended October 31, 2006

	Micro-Cap Growth Fund	Micro-Cap Value Fund
Investment income:
Dividends	$6,803	$141,271
Interest	12,667	31,279
Total investment income	19,470	172,550
Expenses:
Management fees	110,399	322,122
12b-1 distribution plan–Class A	14,529	44,428
Shareholder servicing	6,418	13,262
Professional	39,537	30,531
Reports to shareholders	14,572	37,048
Fund administration	2,944	8,590
Custody	8,017	13,700
Trustees' fees	345	972
Registration	38,550	44,274
Other	1,206	2,128
Gross expenses	236,517	517,055
Expense reductions (See Note 7)	(455)	(583)
Expenses assumed by advisor (See Note 3)	(85,374)	(75,177)
Net expenses	150,688	441,295
Net investment loss	(131,218)	(268,745)
Net realized and unrealized gain (loss):
Net realized gain on investments	1,309,647	3,707,862
Net change in unrealized appreciation (depreciation) on investments	(183,526)	441,312
Net realized and unrealized gain	1,126,121	4,149,174
Net Increase in Net Assets Resulting From Operations	$994,903	$3,880,429

See Notes to Financial Statements.

18

Statements of Changes in Net Assets

For the Year Ended October 31, 2006

INCREASE (DECREASE) IN NET ASSETS	Micro-Cap Growth Fund	Micro-Cap Value Fund
Operations:
Net investment loss	$(131,218)	$(268,745)
Net realized gain on investments	1,309,647	3,707,862
Net change in unrealized appreciation (depreciation) on investments	(183,526)	441,312
Net increase in net assets resulting from operations	994,903	3,880,429
Distributions to shareholders from:
Net realized gain
Class A	(782,352)	(1,784,117)
Class Y	(175,989)	(403,319)
Total distributions to shareholders	(958,341)	(2,187,436)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	1,000,029	3,423,840
Reinvestment of distributions	956,192	2,186,918
Cost of shares reacquired	(2,007,854)	(4,286,302)
Net increase (decrease) in net assets resulting from capital share transactions	(51,633)	1,324,456
Net increase (decrease) in net assets	(15,071)	3,017,449
NET ASSETS:
Beginning of year	$7,158,912	$19,010,492
End of year	$7,143,841	$22,027,941
Accumulated net investment loss	$(834)	$(1,646)

See Notes to Financial Statements.

19

Statements of Changes in Net Assets

For the Year Ended October 31, 2005

INCREASE IN NET ASSETS	Micro-Cap Growth Fund	Micro-Cap Value Fund
Operations:
Net investment loss	$(126,716)	$(199,146)
Net realized gain on investments	1,084,736	2,387,903
Net change in unrealized appreciation on investments	388,706	1,466,377
Net increase in net assets resulting from operations	1,346,726	3,655,134
Distributions to shareholders from:
Net realized gain
Class A	(145,059)	(1,261,565)
Class Y	(29,179)	(202,569)
Total distributions to shareholders	(174,238)	(1,464,134)
Capital share transactions (See Note 11):
Net proceeds from sales of shares	709,557	3,061,628
Reinvestment of distributions	173,991	1,463,981
Cost of shares reacquired	(640,634)	(307,012)
Net increase in net assets resulting from capital share transactions	242,914	4,218,597
Net increase in net assets	1,415,402	6,409,597
NET ASSETS:
Beginning of year	$5,743,510	$12,600,895
End of year	$7,158,912	$19,010,492
Accumulated net investment loss	$(583)	$(924)

See Notes to Financial Statements.

20

Financial Highlights

MICRO-CAP GROWTH FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$14.24	$11.88	$10.87	$7.51	$9.49
Investment operations:
Net investment loss(a)	(.24)	(.25)	(.23)	(.14)	(.02)
Net realized and unrealized gain (loss)	2.05	2.96	1.24	3.50	(1.95)
Total from investment operations	1.81	2.71	1.01	3.36	(1.97)
Distributions to shareholders from:
Net investment income	–	–	–	–	(.01)
Net realized gain	(1.87)	(.35)	–	–	–
Total distributions	(1.87)	(.35)	–	–	(.01)
Net asset value, end of year	$14.18	$14.24	$11.88	$10.87	$7.51
Total Return(b)	14.29%	23.21%	9.29%	44.74%	(20.81)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	2.10%	2.10%	2.10%	1.75%	.38%
Expenses, excluding expense reductions and expenses assumed	3.26%	2.51%	2.52%	2.84%	2.99%
Net investment loss	(1.83)%	(1.92)%	(1.91)%	(1.60)%	(.24)%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$5,445	$5,938	$4,726	$4,655	$2,698
Portfolio turnover rate	222.48%	64.79%	79.07%	126.71%	34.08%

See Notes to Financial Statements.

21

Financial Highlights (concluded)

MICRO-CAP GROWTH FUND

	Year Ended 10/31
	2006	2005	2004		2003	2002
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of year	$14.43	$12.00	$10.96		$7.55	$9.52
Investment operations:
Net investment income (loss)(a)	(.22)	(.22)	(.20)		(.11)	.01
Net realized and unrealized gain (loss)	2.09	3.00	1.24		3.52	(1.95)
Total from investment operations	1.87	2.78	1.04		3.41	(1.94)
Distributions to shareholders from:
Net investment income	–	–	–		–	(.03)
Net realized gain	(1.87)	(.35)	–		–	–
Total distributions	(1.87)	(.35)	–		–	(.03)
Net asset value, end of year	$14.43	$14.43	$12.00		$10.96	$7.55
Total Return(b)	14.56%	23.57%	9.49%		45.17%	(20.42)%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.85%	1.85%	1.85	%†	1.42%	.00%
Expenses, excluding expense reductions and expenses assumed	3.04%	2.25%	2.27	%†	2.51%	2.61%
Net investment income (loss)	(1.59)%	(1.67)%	(1.66	)%†	(1.27)%	.14%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004		2003	2002
Net assets, end of year (000)	$1,699	$1,221	$1,018		$8	$6
Portfolio turnover rate	222.48%	64.79%	79.07%		126.71%	34.08%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

22

Financial Highlights

MICRO-CAP VALUE FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class A Shares)
Net asset value, beginning of year	$26.96	$23.89	$21.43	$15.56	$15.68
Investment operations:
Net investment income (loss)(a)	(.34)	(.32)	(.27)	(.14)	.05
Net realized and unrealized gain	5.18	6.12	4.31	6.69	.60
Total from investment operations	4.84	5.80	4.04	6.55	.65
Distributions to shareholders from:
Net investment income	–	–	(.30)	(.05)	(.05)
Net realized gain	(3.13)	(2.73)	(1.28)	(.63)	(.72)
Total distributions	(3.13)	(2.73)	(1.58)	(.68)	(.77)
Net asset value, end of year	$28.67	$26.96	$23.89	$21.43	$15.56
Total Return(b)	20.09%	26.45%	20.08%	43.80%	4.12%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	2.10%	2.10%	2.10%	1.73%	.38%
Expenses, excluding expense reductions and expenses assumed	2.45%	2.35%	2.27%	2.18%	2.76%
Net investment income (loss)	(1.29)%	(1.30)%	(1.22)%	(.84)%	.31%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$18,156	$15,384	$10,838	$8,892	$5,442
Portfolio turnover rate	50.45%	34.59%	36.97%	48.55%	36.02%

See Notes to Financial Statements.

23

Financial Highlights (concluded)

MICRO-CAP VALUE FUND

	Year Ended 10/31
	2006	2005	2004	2003	2002
Per Share Operating Performance (Class Y Shares)
Net asset value, beginning of year	$27.17	$24.00	$21.53	$15.63	$15.72
Investment operations:
Net investment income (loss)(a)	(.28)	(.26)	(.22)	(.09)	.12
Net realized and unrealized gain	5.23	6.16	4.32	6.73	.59
Total from investment operations	4.95	5.90	4.10	6.64	.71
Distributions to shareholders from:
Net investment income	–	–	(.35)	(.11)	(.08)
Net realized gain	(3.13)	(2.73)	(1.28)	(.63)	(.72)
Total distributions	(3.13)	(2.73)	(1.63)	(.74)	(.80)
Net asset value, end of year	$28.99	$27.17	$24.00	$21.53	$15.63
Total Return(b)	20.38%	26.78%	20.36%	44.35%	4.51%
Ratios to Average Net Assets:
Expenses, including expense reductions and expenses assumed	1.85%	1.85%	1.85%†	1.41%	.00%
Expenses, excluding expense reductions and expenses assumed	2.20%	2.11%	2.02%†	1.86%	2.38%
Net investment income (loss)	(1.05)%	(1.06)%	(.97 )%†	(.52)%	.69%
	Year Ended 10/31
Supplemental Data:	2006	2005	2004	2003	2002
Net assets, end of year (000)	$3,872	$3,627	$1,763	$21	$15
Portfolio turnover rate	50.45%	34.59%	36.97%	48.55%	36.02%

† The ratios have been determined on a Fund basis.

(a) Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

24

Notes to Financial Statements

1. ORGANIZATION

Lord Abbett Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company organized as a Delaware statutory trust on February 26, 1993. The Trust currently consists of eight funds. This report covers the following two funds and their respective classes (separately, a "Fund" and collectively, the "Funds"): Lord Abbett Micro-Cap Growth Fund ("Micro-Cap Growth Fund"), Class A and Y shares and Lord Abbett Micro-Cap Value Fund ("Micro-Cap Value Fund"), Class A and Y shares. The investment objective of both Micro-Cap Growth Fund and Micro-Cap Value Fund is long-term capital appreciation.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the Net Asset Value ("NAV") for Class A shares. There is no front-end sales charge in the case of Class Y shares, although there may be a contingent deferred sales charge ("CDSC") for certain redemptions of Class A shares made within 12 months (24 months if shares were purchased prior to November 1, 2004) following certain purchases made without a sales charge.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. SIGNIFICANT ACCOUNTING POLICIES

(a)  Investment Valuation–Securities traded on any recognized U.S. or non-U.S. exchange or on NASDAQ, Inc. are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

(b)  Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)  Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized using the effective interest method. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)  Federal Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no Federal income tax provision is required.

25

Notes to Financial Statements (continued)

(e)  Expenses–Expenses incurred by the Trust that do not specifically relate to an individual fund are generally allocated to the Funds within the Trust on a pro rata basis. Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A shares bear their class-specific share of all expenses and fees relating to the Funds' 12b-1 Distribution Plan.

(f)  Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Funds may incur a loss upon disposition of the securities.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fees

The Trust has a management agreement with Lord, Abbett & Co. LLC ("Lord Abbett") pursuant to which Lord Abbett supplies the Trust with investment management services and executive and other personnel, pays the remuneration of officers, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Trust's investment portfolios.

The management fee for the Funds is based on average daily net assets at an annual rate of 1.50%.

Lord Abbett provides certain administrative services to the Funds pursuant to an Administrative Services Agreement at an annual rate of .04% of each Fund's average daily net assets.

For the fiscal year ended October 31, 2006, Lord Abbett contractually agreed to reimburse each Fund to the extent necessary so that each class' annual net operating expenses do not exceed the following annual rates:

Class	% of Average Daily Net Assets
A	2.10%
Y	1.85%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to its Class A shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC ("Distributor"), an affiliate of Lord Abbett. The service fees are accrued daily based upon the average daily net assets attributable to Class A at an annual rate of .25%.

Class Y does not have a distribution plan.

Two Trustees and certain of the Trust's officers have an interest in Lord Abbett.

26

Notes to Financial Statements (continued)

4. DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Distributions were declared on November 16, 2006, and paid on November 21, 2006 to shareholders of record on November 20, 2006. The approximate amounts are as follows:

	Short-Term Capital Gain	Long-Term Capital Gain
Micro-Cap Growth Fund	$-	$1,222,000
Micro-Cap Value Fund	115,000	3,335,000

The tax character of distributions paid during fiscal years ended October 31, 2006 and 2005 were as follows:

	Micro-Cap Growth Fund		Micro-Cap Value Fund
	10/31/2006	10/31/2005	10/31/2006	10/31/2005
Distributions paid from:
Ordinary income	$303,120	$-	$63,337	$276,855
Net long-term capital gains	655,221	174,238	2,124,099	1,187,279
Total distributions paid	$958,341	$174,238	$2,187,436	$1,464,134

As of October 31, 2006, the components of accumulated earnings on a tax-basis are as follows:

	Micro-Cap Growth Fund	Micro-Cap Value Fund
Undistributed ordinary income - net	$-	$103,355
Undistributed long-term capital gains	1,222,143	3,334,577
Total undistributed earnings	$1,222,143	$3,437,932
Temporary differences	(834)	(1,646)
Unrealized gains - net	696,455	4,730,830
Total accumulated earnings - net	$1,917,764	$8,167,116

As of October 31, 2006, the aggregate unrealized security gains and losses based on cost for U.S. Federal income tax purposes are as follows:

	Micro-Cap Growth Fund	Micro-Cap Value Fund
Tax cost	$6,700,088	$17,063,528
Gross unrealized gain	841,517	5,153,250
Gross unrealized loss	(145,062)	(422,420)
Net unrealized security gain	$696,455	$4,730,830

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.

27

Notes to Financial Statements (continued)

Permanent items identified during the year ended October 31, 2006, have been reclassified among the components of net assets based on their tax-basis treatment as follows:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
Micro-Cap Growth Fund	$130,967	$(116,639)	$(14,328)
Micro-Cap Value Fund	268,023	(268,023)	-

The permanent differences are primarily attributable to the tax treatment of net operating losses.

5. PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2006 are as follows:

	Purchases	Sales
Micro-Cap Growth	$15,640,619	$16,721,676
Micro-Cap Value	10,496,000	11,165,741

There were no purchases or sales of U.S. Government securities for the year ended October 31, 2006.

6. TRUSTEES' REMUNERATION

The Trust's officers and the two Trustees who are associated with Lord Abbett do not receive any compensation from the Trust for serving in such capacities. Outside Trustees' fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Trustees under which outside Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their fees. The deferred amounts are treated as though equivalent dollar amounts have been invested proportionately in the funds. Such amounts and earnings accrued thereon are included in Trustees' fees on the Statement of Operations and in Trustees' fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. Federal income tax purposes until such amounts are paid.

7. EXPENSE REDUCTIONS

The Trust has entered into arrangements with the Funds' transfer agent and custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund's expenses.

8. LINE OF CREDIT

The Funds, along with certain other funds managed by Lord Abbett, have available a $250,000,000 unsecured revolving credit facility ("Facility") from a consortium of banks, to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Any borrowings under this Facility will bear interest at current market rates as defined in the agreement. The fee for this Facility is at an annual rate of .08%. As of October 31, 2006, there were no loans outstanding pursuant to this Facility nor was the Facility utilized at any time during the year ended October 31, 2006.

28

Notes to Financial Statements (continued)

9. CUSTODIAN AND ACCOUNTING AGENT

State Street Bank & Trust Company ("SSB") is the Trust's custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund's NAV.

10. INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with micro-cap and growth or value stocks. The value of an investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Funds invest. Micro-cap companies may be subject to greater risks and may be more sensitive to changes in economic conditions than larger, more established companies. There may be less liquidity in micro-cap company stocks, subjecting them to greater price fluctuations than larger company stocks. In the case of Micro-Cap Growth Fund, the growth stocks in which it generally invests may add to the Fund's volatility. In the case of the Micro-Cap Value Fund, the intrinsic value of particular value stocks may not be recognized for a long time.

These factors can affect each Fund's performance.

11. SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest are as follows:

MICRO-CAP GROWTH FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	18,917	$258,335	28,392	$365,550
Reinvestment of distributions	61,644	780,421	11,457	144,812
Shares reacquired	(113,360)	(1,520,826)	(20,850)	(268,526)
Increase (decrease)	(32,799)	$(482,070)	18,999	$241,836
Class Y Shares
Shares sold	54,349	$741,694	25,479	$344,007
Reinvestment of distributions	13,679	175,771	2,285	29,179
Shares reacquired	(34,890)	(487,028)	(28,014)	(372,108)
Increase (decrease)	33,138	$430,437	(250)	$1,078

29

Notes to Financial Statements (concluded)

MICRO-CAP VALUE FUND

	Year Ended October 31, 2006		Year Ended October 31, 2005
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	80,914	$2,144,950	67,201	$1,619,376
Reinvestment of distributions	73,709	1,783,751	55,594	1,261,412
Shares reacquired	(91,815)	(2,527,161)	(6,018)	(142,627)
Increase	62,808	$1,401,540	116,777	$2,738,161
Class Y Shares
Shares sold	49,008	$1,278,890	57,922	$1,442,252
Reinvestment of distributions	16,517	403,167	8,881	202,569
Shares reacquired	(65,441)	(1,759,141)	(6,776)	(164,385)
Increase (decrease)	84	$(77,084)	60,027	$1,480,436

All of the outstanding capital shares of Micro-Cap Growth Fund and Micro-Cap Value Fund are held by Lord Abbett and partners and employees of Lord Abbett.

12. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Funds will adopt FIN 48 during 2008 and the impact to each Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No.157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on each Fund's financial statement disclosures.

30

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders,
Lord Abbett Securities Trust – Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Lord Abbett Securities Trust – Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund (the "Funds") as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Securities Trust – Lord Abbett Micro-Cap Growth Fund and Lord Abbett Micro-Cap Value Fund as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 21, 2006

31

Basic Information About Management

The Board of Trustees (the "Board") is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Trust and who execute policies authorized by the Board. The Board also approves an investment adviser to the Trust and continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust's organizational documents.

Lord, Abbett & Co. LLC ("Lord Abbett"), a Delaware limited liability company, is the Trust's investment adviser.

Interested Trustees

The following Trustees are Partners of Lord Abbett and are "interested persons" of the Trust as defined in the Act. Mr. Dow is an officer, director, or trustee of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series. Ms. Foster is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not a trustee of the Large-Cap Growth Fund. Ms. Foster is an officer of each of the fourteen Lord Abbett-sponsored funds.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Trustee since 1993; Chairman since 1996	Managing Partner and Chief Executive Officer of Lord Abbett since 1996.	N/A

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee since 2006	Partner and Director of Marketing and Client Service of Lord Abbett since 1990.	N/A

Independent Trustees

Unless indicated otherwise, the following independent or outside Trustees are also directors or trustees of each of the fourteen Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 1994	Managing General Partner, Bigelow Media, LLC
		(since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000); Acting Chief Executive Officer of Courtroom Television Network (1997 - 1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991 - 1997).	Currently serves as director of Adelphia Communications, Inc.; Crane Co.; and Huttig Building Products Inc.

32

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position Length of Service with Trust	Principal Occupation During Past Five Years	Other Directorships
William H.T. Bush Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1938)	Trustee since 1998	Co-founder and Chairman of the Board of the financial advisory firm of Bush-O'Donnell & Company (since 1986).	Currently serves as director of WellPoint, Inc. (since 2002).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 1998	Managing Director of Monitor Clipper Partners (since 1997) and President of Clipper Asset Management Corp. (since 1991), both private equity investment funds.	Currently serves as director of Avondale, Inc. and Interstate Bakeries Corp.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Owner and CEO of The Hill Company, a business consulting firm (since 1998); Founder, President and Owner of the Hiram-Hill and Hillsdale Development Company, a residential real estate development firm (1998 - 2000).	Currently serves as director of WellPoint, Inc.; Resources Connection Inc.; Holcim (U.S.) Inc. (a subsidiary of Holcim Ltd.); and Lend Lease Corporation Limited.

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Advisor of One Equity Partners, a private equity firm (since 2004); Chief Executive Officer of Houlihan Lokey Howard & Zukin, an investment bank (2002 - 2003); Chairman of Warburg Dillon Read, an investment bank (1999 - 2001); Global Head of Corporate Finance of SBC Warburg Dillon Read (1997 - 1999); Chief Executive Officer of Dillon, Read & Co. (1994 - 1997).	Currently serves as director of Molson Coors Brewing Company.

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Trustee since 1993	Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996); President of Spencer Stuart (1979-1996).	Currently serves as director of Ace, Ltd. (since 1997) and Hewitt Associates, Inc.

James L.L. Tullis* Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	CEO of Tullis-Dickerson and Co. Inc, a venture capital management firm (since 1990).	Currently serves as director of Crane Co. (since 1998) and Viacell Inc. (since 2002).

* Mr. Tullis is a director or trustee of thirteen of the fourteen Lord Abbett-sponsored funds, consisting of 54 portfolios or series, and is not trustee of the Large-Cap Growth Fund.

33

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All the officers of the Trust may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302.

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1993	Managing Partner and Chief Executive Officer of Lord Abbett (since 1996).

Daria L. Foster (1954)	President	Elected in 2006	Partner and Director of Marketing and Client Service of Lord Abbett (since 1990).

Sholom Dinsky (1944)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2000.

Robert P. Fetch (1953)	Executive Vice President	Elected in 1999	Partner and Senior Investment Manager, joined Lord Abbett in 1995.

Kenneth G. Fuller (1945)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2002; formerly Portfolio Manager and Senior Vice President at Pioneer Investment Management, Inc.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2005	Partner and Director of Taxable Fixed Income Management, joined Lord Abbett in 1997.

Howard E. Hansen (1961)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 1995.

Gerard S. E. Heffernan, Jr. (1963)	Executive Vice President	Elected in 1999	Partner and Investment Manager, joined Lord Abbett in 1998.

Todd D. Jacobson (1966)	Executive Vice President	Elected in 2003	Investment Manager, joined Lord Abbett in 2003; formerly Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management (2002 - 2003); prior thereto Associate Portfolio Manager of Credit Suisse Asset Management.

34

Basic Information About Management (continued)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
Steven McBoyle (1969)	Executive Vice President	Elected in 2005	Partner and Senior Investment Manager, joined Lord Abbett in 2001; formerly Vice President, Mergers and Acquisitions, at Morgan Stanley.

Vincent J. McBride (1964)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2003; formerly Managing Director and Portfolio Manager at Warburg Pincus Asset Management and Credit Suisse Asset Management.

Robert G. Morris (1944)	Executive Vice President	Elected in 1998	Partner and Chief Investment Officer, joined Lord Abbett in 1991.

F. Thomas O'Halloran (1955)	Executive Vice President	Elected in 2003	Partner and Investment Manager, joined Lord Abbett in 2001; formerly Executive Director/Senior Research Analyst at Dillon Read/UBS Warburg.

Eli M. Salzmann (1964)	Executive Vice President	Elected in 2003	Partner and Director of Institutional Equity Investments, joined Lord Abbett in 1997.

Harold E. Sharon (1960)	Executive Vice President	Elected in 2003	Investment Manager and Director, International Core Equity Investments, joined Lord Abbett in 2003; formerly Financial Industry Consultant for venture capitalist (2001 - 2003); prior thereto Managing Director of Warburg Pincus Asset Management and Credit Suisse Asset Management.

Christopher J. Towle (1957)	Executive Vice President	Elected in 2005	Partner and Investment Manager, joined Lord Abbett in 1987.

Yarek Aranowicz (1963)	Vice President	Elected in 2004	Investment Manager, joined Lord Abbett in 2003; formerly Vice President, Head of Global Emerging Markets Funds of Warburg Pincus Asset Management and Credit Suisse Asset Management.

35

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with Trust	Length of Service of Current Position	Principal Occupation During Past Five Years
James Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Chief Compliance Officer, joined Lord Abbett in 2001; formerly Vice President and Chief Compliance Officer with Credit Suisse Asset Management.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

David G. Builder (1954)	Vice President	Elected in 2001	Equity Analyst, joined Lord Abbett in 1998.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004; prior thereto Managing Director and Associate General Counsel at New York Life Investment Management LLC (2002 - 2003); formerly attorney at Dechert LLP (2000 - 2002).

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1993	Partner and Manager of Equity Trading, joined Lord Abbett in 1983.

Charles P. Massare (1948)	Vice President	Elected in 2005	Partner and Director of Quantitative Research & Risk Management, joined Lord Abbett in 1998.

Todor Petrov (1974)	Vice President	Elected in 2003	Investment Manager, joined Lord Abbett in 2003; formerly Associate Portfolio Manager of Credit Suisse Asset Management.

Christina T. Simmons (1957)	Vice President and Assistant Secretary	Elected in 2000	Assistant General Counsel, joined Lord Abbett in 1999.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Director of Fund Administration, joined Lord Abbett in 2003; formerly Vice President, Lazard Asset Management LLC.

Please call 888-522-2388 for a copy of the Statement of Additional Information (SAI), which contains further information about the Trust's Trustees. It is available free upon request.

36

Householding

The Trust has adopted a policy that allows it to send only one copy of the Funds' Prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same "household." This reduces Trust expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be "householded," please call Lord Abbett at 800-821-5129 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Record

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund's portfolio securities, and information on how Lord Abbett voted each Fund's proxies during the 12-month period ended June 30, 2006, are available without charge, upon request, (i) by calling 888-522-2388; (ii) or on Lord Abbett's website at www.LordAbbett.com; and (iii) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings available without charge, upon request on the SEC's website at www.sec.gov and may be available by calling Lord Abbett at 800-821-5129. You can also obtain copies of Form N-Q by (i) visiting the SEC's Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330); (ii) sending your request and duplicating fee to the SEC's Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfo@sec.gov.

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders.

Fund Name	DRD	QDI
Micro-Cap Growth Fund	1.8%	1.8%
Micro-Cap Value Fund	100	100

Additionally, of the distributions paid by the Micro-Cap Growth Fund and Micro-Cap Value Fund to shareholders during the fiscal year ended October 31, 2006, $655,221 and $2,124,099, respectively, represent long-term capital gains.

37

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

Lord Abbett Securities Trust

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

LAMCVF-3-1006
(1206)

This report when not used for the general
information of shareholders of the fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC

Presorted Standard
US Postage
Paid
Permit 1232
Hackensack NJ

Lord Abbett Securities Trust

Lord Abbett Micro-Cap Growth Fund

Lord Abbett Micro-Cap Value Fund

LAMCVF-3-1006
(1206)

This report when not used for the general
information of shareholders of the fund, is to
be distributed only if preceded or accompanied
by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC

Item 2:                                           Code of Ethics.

(a)                      In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”).  The Code of Ethics was in effect during the fiscal year ended October 31, 2006 (the “Period”).

(b)                     Not applicable.

(c)                     The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)                    The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)                     Not applicable.

(f)                       See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 800-821-5129.

Item 3:                                           Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that each of the following independent Trustees who are members of the audit committee are audit committee financial experts: E. Thayer Bigelow, Robert B. Calhoun, and Franklin W. Hobbs. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:                                           Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2006 and 2005 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2006	2005
Audit Fees (a)	$267,500	$227,000
Audit-Related Fees (b)	650	308
Total audit and audit-related fees	268,150	227,308

Tax Fees (c)	48,493	43,057
All Other Fees	-0-	-0-

Total Fees	$316,643	$270,365

(a) Consists of fees for audits of the Registrant’s annual financial statements.

(b) Consists of the Registrant’s proportionate share of fees for performing certain agreed-upon procedures regarding compliance with the provisions of Rule 17a-7 of the Investment Company Act of 1940 and related Board approved procedures.

(c) Fees for the fiscal year ended October 31, 2006 and 2005 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures.  Such policies and procedures generally provide that the Audit Committee must pre-approve:

•                  any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•                  any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended October 31, 2006 and 2005 were:

	Fiscal year ended:
	2006	2005
All Other Fees (a)	$105,500	$165,650

(a) Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SAS 70 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett (i.e., Lord Abbett Distributor LLC, the Registrant’s principal underwriter) for the fiscal years ended October 31, 2006 and 2005 were:

	Fiscal year ended:
	2005		2004
All Other Fees	$	- 0 -	$	- 0-

(h)  The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:                                           Audit Committee of Listed Registrants.

Not applicable.

Item 6:                                           Schedule of Investments.

Not applicable.

Item 7:                                           Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:                                           Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:                                           Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:                                    Submission of Matters to a Vote of Security Holders.

At the June 22, 2006 meetings of the Nominating and Governance Committees (the “Committee”) of the Boards of each of the Lord Abbett Funds, the Committee adopted policies and procedures for the nomination of independent directors/trustees (“Procedures”).  The Procedures provide criteria for the nomination of independent directors/trustees, as well as a process for identifying and evaluating candidates.  With respect to shareholder recommendations, it is the Committee’s policy to consider director/trustee nominations recommended by shareholders using the same criteria the Committee uses in considering potential director/trustee nominations from other sources.  The Committee believes that directors/trustees must represent all shareholders and not just a limited set of shareholders. A copy of the Procedures may be found at www.LordAbbett.com.

Item 11:                                    Controls and Procedures.

(a)                      Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)                     There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company

Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:                                    Exhibits.

(a)(1)                    Amendments to Code of Ethics – Not applicable.

(a)(2)                    Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

(a)(3)                    Not applicable.

(b)                                 Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT SECURITIES TRUST

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

LORD ABBETT SECURITIES TRUST

/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 21, 2006